April 28, 1999


VIA EDGAR TRANSMISSION

Securities and
  Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20540

               Re:  Nicholas Income Fund, Inc. (the "Fund")
               SEC File No. 2-10806
               Post-Effective Amendment No. 83
               Registration Statement on Form N-1A

Gentlemen:

      In  connection  with  the amendment  by  the  Fund  of  its registration  statement  on Form N-1A  under  Section  8  of  the
Investment Company Act of 1940, as amended, and pursuant to the provisions of Rule 472 and Rule 485 under the Securities Act of 1933, as amended, and pursuant to Regulation S-T relating to electronic filings, we enclose for filing a copy of Post-
Effective   Amendment  No.  83  to  the  Registration  Statement.
As indicated in the Exhibit Index certain exhibits will follow in subsequent filing(s) as well as other pertinent financial data.


				   Very truly yours,

                               NICHOLAS COMPANY, INC.



                                   /s/ Jeffery T. May
                                   --------------------
                                   JEFFREY T. MAY
                                   Senior Vice President and Treasurer
Enclosure

                                   Very truly yours,

                              MICHAEL BEST & FRIEDRICH


                              /s/  Kate M. Fleming
                             ______________________
                                   Kate M. Fleming

As filed with the Securities and Exchange Commission on April 28, 1999

                                                 File No. 2-10806
                           FORM N-1A

               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 PRE-EFFECTIVE AMENDMENT NO. __
                POST-EFFECTIVE AMENDMENT NO. 83

                              AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        AMENDMENT NO. 24



                   NICHOLAS INCOME FUND, INC.
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       700 North Water Street, Milwaukee, Wisconsin 53202
            (Address of Principal Executive Offices)

                         (414) 272-6133
      (Registrant's Telephone Number, including Area Code)

                 ALBERT O. NICHOLAS, PRESIDENT
                   NICHOLAS INCOME FUND, INC.
                     700 NORTH WATER STREET
                   MILWAUKEE, WISCONSIN 53202

                            Copy to:
                         TERESA M. LEVY
                  MICHAEL BEST & FRIEDRICH LLP
                   100 EAST WISCONSIN AVENUE
                   MILWAUKEE, WISCONSIN 53202
            (Name and Address of Agent for Service)

It is proposed that the filing will become effective:

 x      immediately upon filing pursuant to paragraph (b)
        on                    pursuant to paragraph (b)
        60 days after filing pursuant to paragraph (a) on ______________ pursuant to paragraph (a)(1)
        75 days after filing pursuant to paragraph (a)(2)
        on __________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Common Stock, $0.01 par value per share

Pursuant to Rule 24f-2, the Registrant hereby registers an indefinite amount of securities. On April 1, 1999, Registrant filed the necessary Rule 24f-2 Notice and filing fee with the Commission for its fiscal year ended December 31, 1998.














                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A







                      PART A:  PROSPECTUS






                   NICHOLAS INCOME FUND, INC.

                           PROSPECTUS
                         APRIL 30, 1999


The Fund's primary investment objective is to seek high current income, by investing primarily in high yield bonds. Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

     This Prospectus gives vital information about the Fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.




                       Investment Adviser
                     NICHOLAS COMPANY, INC.

               Minimum Initial Investment - $500


                 AS WITH ALL MUTUAL FUNDS, THE
SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR  DISAPPROVED
        OF THE FUND'S SHARES OR DETERMINED WHETHER THIS
          PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANYONE
         WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


700  NORTH  WATER STREET  SUITE 1010  MILWAUKEE, WISCONSIN  53202
                  414-272-6133  800-227-5987

                    TABLE OF CONTENTS
                                                             PAGE

AN OVERVIEW OF THE FUND.................................       __


FUND INVESTMENTS........................................       __

INVESTMENT RISKS........................................       __

FINANCIAL HIGHLIGHTS....................................       __

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.............       __

PERFORMANCE DATA........................................       __


THE FUND'S INVESTMENT ADVISER...........................       __

PRICING OF FUND SHARES..................................       __

PURCHASE OF FUND SHARES.................................       __

REDEMPTION OF FUND SHARES...............................       __

EXCHANGE BETWEEN FUNDS..................................       __

TRANSFER OF FUND SHARES.................................       __


DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS.........       __

DIVIDEND AND DISTRIBUTIONS REINVESTMENT PLAN............       __

SYSTEMATIC WITHDRAWAL PLAN..............................       __

INDIVIDUAL RETIREMENT ACCOUNTS..........................       __

MASTER RETIREMENT PLAN..................................       __

YEAR 2000 ISSUES........................................       __

APPENDIX A: DESCRIPTION OF BOND RATINGS.................      A-1

FOR MORE INFORMATION ABOUT THE FUND.....................  Back Cover

      No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information dated
April  30,  1999.   If  given or made, any such  information  or
representations may not be relied upon as having been authorized by Nicholas Income Fund, Inc.

      This Prospectus is not an offer to sell, or a solicitation of an offer to buy, shares of the Fund to any person in any state or jurisdiction where it is unlawful to make such an offer. The delivery of this Prospectus at any time shall not imply that there has been no change in the affairs of Nicholas Income Fund, Inc. since the date hereof.

                        AN OVERVIEW OF THE FUND


GOALS

The Fund seeks high current income, by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary objective that is sought only when consistent with the Fund's primary investment objective.

PRINCIPAL INVESTMENT STRATEGIES

      To pursue the Fund's investment objective, the Fund primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks, including securities of real estate investment trusts ("REITS"). The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks). The Fund may invest up to 50% of its total assets taken at market in securities of electric companies. The Fund must follow specific guidelines in assessing the percentage of total net assets which are to be so invested. The percentage of the Fund's total net assets which must be invested in securities of electric companies will fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Fund's adviser. The guidelines governing the determination of which percentage range is applicable at various times are discussed in detail herein. With the exception of this electric utility concentration policy, the Fund's assets are diversified as to company and industry.


     The Fund's fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher by Standard and Poor's Corporation ("S&P") or Moody's Investor Service, Inc. ("Moody's") at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within
those rating categories specified as B or higher.   The Fund  invests
in both short-term and long-term debt, and is not limited as to the maturities of the corporate debt securities in which it invests.

      In selecting investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory
matters.   The Adviser also evaluates the long-term outlook for  interest rate movement in selecting investments. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes offer reasonable prospects for preservation of capital values.


       For   further  information  on  the  Fund's  principal  investment strategies and how the Fund invests, see "Fund Investments" starting on page __.

PRINCIPAL RISKS OF INVESTING

      As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive over any period of time.

      Because of the following risks, you could lose money on your investment in the Fund over the short- or long-term:

      CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund primarily invests in non-investment grade debt securities (securities with lower credit qualities), the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Recognized rating agencies consider the credit quality of non-investment grade securities to be speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in issuer profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities.

      INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates
rise.   This is because the prices of debt securities typically  move  in the opposite direction of interest rates. Debt securities with longer maturities generally are affected to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that invests primarily in short-term debt securities.


	HIGH YIELD BOND MARKET RISK. The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

	CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

	SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform markets or other mutual funds with similar investment objectives and strategies.

	LIQUIDITY RISK. The Fund may invest in restricted or illiquid securities. Difficulty in selling a security may result in a loss to the Fund or additional costs. In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

	STOCK MARKET RISK. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

     INVESTMENT CONCENTRATION IN ELECTRIC UTILITY INDUSTRY. As discussed in detail herein, there are industry related risks related to the Fund's potential investment concentration in the electric utility industry. In addition, there are risks related to the Fund's adherence to specific restrictions and procedures it must follow in determining the level of the Fund's investment concentration in the electric utility industry.

     RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry which are described in further detail herein.

      In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved. In addition, certain investments by the Fund and certain investment techniques the Fund may use entail other risks. Before you invest, please read "Investment Risks" (starting on page ___), which discusses the above noted risks and other risks in greater detail.

WHO MAY WANT TO INVEST

     The Fund may be appropriate for investors who:

         *      Are seeking high current income
         *      Are long-term risk oriented investors
         * Are seeking higher potential returns than money market funds and are willing to accept risk of volatility
         * Are seeking a mutual fund for the income portion of a diversified portfolio

    The Fund may NOT be appropriate if you:

         *      Are investing for maximum return over a long time horizon
         *      Require absolute stability of your principal

PERFORMANCE INFORMATION

    Mutual fund performance is commonly measured as total return. Total return measures the price change in a share assuming reinvestment of all dividend income and capital gain distributions. All mutual funds must use the same formula to calculate total return. The total returns that follow are based on historical results and do not reflect the effect of taxes.

    One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year and how the Fund's historical performance compares with alternative broad measures of market performance.

    The bar chart below shows the Fund's calendar year total returns over the following ten years.

                         BAR CHART PLOT POINTS

 1989     1990     1991    1992     1993     1994    1995    1996    1997   1998
 ----     ----     ----    ----     ----     ----    ----    ----    ----  -----
 3.94%   (1.03)%  23.05%  10.33%   12.95%   (0.17)% 16.16%  12.37%  13.13% 0.47%

      During the ten calendar year period shown in the above bar chart, the highest quarterly return was 8.64% (for the quarter ended March 31, 1991) and the lowest quarterly return was (4.00)% (for the quarter ended September 30, 1998).

     The table below shows how the Fund's average annual returns for the one, five and ten calendar year periods ending on December 31, 1998 (the Fund's most recently completed calendar year), compare to the returns of the Lehman Brothers Intermediate High Yield Corporate Bond Index, which is a broad-based bond market index (including issuers of non-investment grade, U.S. dollar denominated corporate debt with maturities ranging from one to ten years).

                          ONE              FIVE            TEN
                          YEAR            YEARS           YEARS
                         -----            -----           -----
THE FUND...............  0.47%            8.17%           8.86%
LEHMAN BROTHERS
 INTERMEDIATE HIGH YIELD
 CORPORATE BOND INDEX..  1.49%           8.36%           10.38%

     The Fund's 30-day annualized yield at December 31, 1998 was 9.49%. Investors can obtain the Fund's current yield by calling 1-800-272-5987 (toll-free).

OF COURSE, THE FUND'S PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS.

FEES AND EXPENSES OF THE FUND

    FUND INVESTORS PAY VARIOUS EXPENSES, EITHER DIRECTLY OR INDIRECTLY. THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES
    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
  Maximum Sales Charge (Load) Imposed on Purchases..............     None
  Maximum Deferred Sales Charge (Load)..........................     None
  Maximum Sales Charge (Load) Imposed on Reinvested Dividends...     None
  Redemption Fees...............................................      (1)
  Exchange Fee..................................................      (2)
  Maximum Account Fee...........................................     None

ANNUAL FUND OPERATING EXPENSES(3) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    (EXPENSES THAT ARE DEDUCED FROM FUND ASSETS)
  Management Fees...............................................    0.36%
  Distribution [and/or Service] (12b-1) Fees(4).................     None
  Other Expenses................................................    0.12%
  Total Annual Fund Operating Expenses..........................    0.48%
__________
(1) A fee of $12.00 is charged for each wire redemption.
(2) A fee of $5.00 is charged for each telephone exchange.
(3) Annual Fund Operating Expenses are based on expenses incurred for the fiscal year ended December 31, 1998.
(4) Some mutual funds charge these fees to pay for advertising and other costs of selling shares.




EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COSTS OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS.(1)

                                      ONE     THREE      FIVE      TEN
                                     YEAR     YEARS     YEARS      YEARS
                                     ----     -----     -----      -----
THE EXAMPLE ASSUMES THAT YOU
INVEST $10,000 IN THE FUND FOR THE
TIME PERIODS INDICATED AND THEN
REDEEM ALL OF YOUR SHARES AT THE
END OF THOSE PERIODS.  THE
EXAMPLE ALSO ASSUMES THAT YOUR
INVESTMENT HAS A 5% RETURN
EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN
THE SAME.  ALTHOUGH YOUR
ACTUAL COSTS MAY BE HIGHER OR
LOWER, BASED ON THESE
ASSUMPTIONS, YOUR COSTS WOULD BE:    $50    $155       $269     $604

__________

(1) This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

     For a further description of the fees paid to the Fund's adviser, the Nicholas Company, Inc., (the "Adviser") see "The Fund's Investment Adviser" on page
___.

PORTFOLIO MANAGEMENT

     Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas is President and a Director of the Fund. Mr. Nicholas has been a Director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. For a further discussion of Mr. Albert O. Nicholas' experience, see "The Fund's Investment Adviser."




                        FUND INVESTMENTS

GENERAL

        The Fund's main investment goal is to obtain high current income, by investing primarily in high yield corporate bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary goal that is sought only when consistent with the Fund's primary investment goal. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both.

	To pursue the Fund's investment goal, the Fund primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks, including securities of REITs. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

	The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies (subject to specific investment limitations, as described below). With the exception of this electric utility concentration policy, the Fund assets are diversified as to company and industry.

     In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

     The Fund adheres to applicable investment restrictions and policies, as described below, at the time it makes an investment. However, a later change in circumstances will not require the sale of an investment if it was proper at the time it was made.





     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and investment grade fixed income securities. In the event the Fund employs such a temporary defensive tactic, the Fund may not achieve its investment objective during the period in which the Fund maintains such defensive position.

CREDIT QUALITY OF FIXED INCOME INVESTMENTS

The Fund's fixed income investments may include rated and unrated securities. The Fund may only invest in securities rated B or higher at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher.


UNDERSTANDING CREDIT QUALITY RATINGS     RATED SECURITIES

                                      For rated securities, the
   RATING AGENCIES SUCH AS          Fund only may invest in
STANDARD AND POOR'S                 securities rated B or
CORPORATION ("S&P") AND             higher by S&P or Moody's at
MOODY'S INVESTOR SERVICE, INC.      the time of purchase;
("MOODY'S") EVALUATE                however, subsequent to the
SECURITIES ON THE BASIS OF THE      purchase, the rating of the
ISSUER'S ABILITY TO MEET ALL        securities so purchased may
REQUIRED PRINCIPAL AND              fall below B.  In addition
INTEREST PAYMENTS.  BONDS WITH      to relying, in part, on the
RATINGS ABOVE THE LINE IN THE       ratings assigned to the
CHART BELOW ARE CONSIDERED          debt securities, the Fund
"INVESTMENT GRADE," WHILE           also will rely on the
THOSE WITH RATINGS BELOW THE        Adviser's judgment,
LINE ARE REGARDED  AS "NON-         analysis and experience in
INVESTMENT GRADE" OR "JUNK          evaluating the credit
BONDS."                             worthiness of the issuer.
                                    Accordingly, the
S&P   MOODY'S MEANING               achievement of the Fund's
                                    investment objectives may
AAA   Aaa   Highest Quality         be more dependent on the
AA    Aa    High Quality            Adviser's own credit
A     A     Above-average Quality   analysis than would be the
BBB   Baa   Average Quality         case if the Fund invested
-------------------------------     primarily in higher quality
BB    Ba    Average Qualtiy         debt securities.
B     B     Below average Quality
CCC   Caa   Poor Quality            UNRATED SECURITIES
CC    Ca    Highly Speculative
C     C     Lowest Quality          The Fund will invest in
D     -     In Default              unrated securities only
                                    when the Adviser believes
                                    the financial condition of
                                    the issuers of such
                                    securities and/or
                                    protection afforded by the
                                    terms of the securities
                                    limit the risk to the Fund
                                    to a degree comparable to
                                    that of rated securities in
                                    which the Fund may invest.

    A DETAILED EXPLANATION OF THESE RATINGS CAN BE FOUND IN
            THE APPENDIX TO THIS PROSPECTUS.

     At December 31, 1998, 86.4% of the Fund's total net assets were invested in rated and unrated corporate debt securities. The following table shows the credit quality allocation (including the Adviser's assessment of the credit quality of unrated securities held in the Fund's portfolio) of the portion of the Fund's assets invested in such securities at December 31, 1998.

    CREDIT RATING CATEGORY       PERCENTAGE OF
         S&P/MOODY'S            TOTAL NET ASSETS

           AAA/Aaa                      0%
            AA/Aa                       0%
             A/A                      2.1%
           BBB/Baa                      0%
            BB/Ba                    19.0%
             B/B                     65.3%
           CCC/Caa                      0%
            CC/Ca                       0%
             C/C                        0%
             D/-                        0%

                                        86.4%
                                        =====
Of the Fund's total net assets invested in rated and unrated corporate debt securities, 3.3% were invested in unrated corporate debt securities, all of which were believed by the Adviser to be equivalent to a B rating.

MATURITY OF INVESTMENTS

     The Fund invests in both short-term and long-term securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of securities in which it invests. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 1998 was seven years.

ELECTRIC UTILITY INDUSTRY CONCENTRATION

	The Fund may invest up to 50% of its total net assets in securities of electric companies. The percentage of the Fund's total net assets which must be invested in securities of electric companies must fall within one of the following ranges: (1) 0% to 24.99%; or
(2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Adviser. The Adviser is required to determine which percentage range is applicable by comparing the difference in the yield to maturity ("YTM") of two different bond indices. These indices are the Lehman Brothers Intermediate Utility Bond Index ("Lehman Utility Bond Index") and the Lehman Brothers Intermediate Baa Corporate Bond Index ("Lehman Corporate Bond Index"). To determine the applicable percentage range, the Adviser must follow the guidelines set forth below in comparing the bond indices:

  PERCENTAGE OF THE FUND'S TOTAL
     NET ASSETS WHICH MUST                LEHMAN BROTHERS INDICES (1)
  BE INVESTED IN SECURITIES OF           YIELD TO MATURITY ("YTM")
 ELECTRIC COMPANIES AND SYSTEMS                COMPARISON
--------------------------------  ----------------------------------

    At least 25% and up to 50%    If the YTM of the Lehman
                                  Utility Bond Index is at least
                                  five basis points or more over
                                  the YTM of the Lehman
                                  Corporate Bond Index at the end of
                                  each month for three consecutive months.

     Less than 25%                If the YTM of the Lehman Utility Bond
                                  Index is less than five basis
                                  points over the YTM of the
                                  Lehman Corporate Bond Index at the end
                                  of each month for three consecutive months.

        "YIELD TO MATURITY" is the annual return on a bond, assuming the bond is held until its maturity date. The calculation takes into consideration the purchase price, redemption value, time to maturity, coupon yield and time between interest payments.

        A "BASIS POINT" is one-one hundredth of one percentage point, or 0.01%.

(1) Both the Lehman Corporate Bond Index and the Lehman Utility Bond Index consist of debt securities which are non-convertible publicly traded corporate issues with fixed rates and maturities ranging from one up to ten years. Securities in the Lehman Corporate Bond Index must have at least a Baa rating by Moody's (or the equivalent from S&P or Fitch Investors Service, Inc.). The Lehman Utility Bond Index is comprised of investment grade utility securities rated by the aforementioned rating services. The Fund has chosen to use these Lehman Brothers indices as an indication of the general trend of yields for securities of electric companies, and for securities of non-electric companies, even though the Fund may invest in lower grade securities and may invest in short- and long-term securities.

	The Fund must meet the above-noted percentage of asset requirements at specified times. The Fund continually monitors the spreads (differences in the yields to maturity) on the above-noted indices. If the YTM of the Lehman Utility Bond Index is at least five basis points or more over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-In Period"), the percentage of the Fund's total net assets invested in securities of electric companies is at least 25% and may be up to 50% at the discretion of the Adviser.
An example of the three-month YTM comparison which would trigger a Phase-In Period is as follows:

                MONTH-END       MONTH-END             SPREAD
            YTM OF LEHMAN     YTM OF LEHMAN        (DIFFERENCE IN
        UTILITY BOND INDEX  CORPORATE BOND INDEX        YTM)
	-------------------- --------------------  -------------
January         6.58%             6.51%                .07
February        6.52%             6.39%                .13
March           7.00%             6.92%                .08

	If the YTM of the Lehman Utility Bond Index is less than five basis points over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-Out Period"), the percentage of the Fund's total net assets invested in securities of electric companies is less than 25% and may be as low as 0% at the discretion of the Adviser. An example of the three-month
YTM comparison which would trigger a Phase-Out Period is as follows:

                MONTH-END        MONTH-END            SPREAD
            YTM OF LEHMAN     YTM OF LEHMAN       (DIFFERENCE IN
        UTILITY BOND INDEX  CORPORATE BOND INDEX       YTM)
	-------------------- --------------------  -------------
January         6.21%             6.19%                .02
February        6.27%             6.40%               (.13)
March           6.75%             7.10%               (.35)


	Over the past three fiscal years, there has been no Phase-In or Phase-Out period. At December 31, 1998, 1997 and 1996, the Fund had approximately 0%, 0% and 2.1%, respectively, of its total net assets invested in securities of electric companies.


OTHER INVESTMENTS

     The Fund also may invest in the following types of securities, subject to certain limitations as described below:

    *     Common and preferred stocks

    * Convertible securities and warrants (subject to certain limitations under the Fund's operating policy, as described herein)

    * Short-term debt of the U.S. Government or its agencies

    *     Commercial paper (rated A-1 or A-2 by S&P or Prime-
          1 or Prime-2 by Moody's) or unrated money market instruments which are of comparable quality

    *     Bank certificates of deposit

    * Repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities, and only in an amount not to exceed 20% of the Fund's total assets, taken at market, at the time of investment)

    * Securities of ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities
          Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at time of investment the Fund may not invest more than 10% in value of the Fund's total assets in REITS and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate)

    * Securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred)

The proportions invested in each type of security classification may change from time to time in accordance with the Adviser's interpretation of economic conditions and underlying security values.

ADDITIONAL OPERATING POLICIES AND RESTRICTIONS ADOPTED BY THE
FUND'S BOARD OF DIRECTORS

     The Fund may not invest more than 15% of its total assets in illiquid securities and must limit its investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchange may not exceed 2% of the Fund's total assets. The Fund may not invest in oil, gas or other mineral leases. The foregoing policies are subject to change by the Fund's Board of Directors without a shareholder vote. As a matter of practice, however, the Fund will not change any of these policies without prior notice to its shareholders in the form of an Amended Statement of Additional Information filed with the SEC.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS

     The Fund may use many different investment strategies in seeking its investment objectives, and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in detail in the Fund's Statement of Additional Information, which is incorporated by reference herein. If you would like to learn more about how the Fund may invest, you should request a copy of the Statement of Additional Information. To learn how to obtain a copy of the Fund's Statement of Additional Information, see the back cover page of this Prospectus.

                        INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.

	Because of the following risks, you could lose money on your Investment in the fund over the short- or long- term:

     CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal. Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

      HIGH YIELD BOND MARKET RISK The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds could be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     LIQUIDITY RISK. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value.
However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders.

     In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     RISKS RELATED TO INVESTMENTS IN REPURCHASE AGREEMENTS. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

	STOCK MARKET RISK. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

INVESTMENT CONCENTRATION IN ELECTRIC UTILITY INDUSTRY.  The
Fund may invest up to 50% of its total assets in securities of electric companies, subject to certain limitations as previously described. The electric utility industry is an industry characterized by geographic diversification, supervision and regulation by state and federal agencies The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to electric utilities.

     As described in detail in the "Fund Investments" section of this Prospectus, the Fund is subject to specific restrictions and procedures it must follow in determining the level of the Fund's concentration of investments in the electric utility industry. These procedures involve a continual assessment of the yield to maturity of the Lehman Utility Bond Index and the Lehman Corporate Bond Index. The risks related to the Fund's adherence to the foregoing restrictions are as follows:

   * No assurance that the changes in the Fund's investment concentration mandated by such restrictions will improve the performance of the Fund, nor can there by any assurances that the Fund's performance will equal or surpass the performance indicated by the indices.

   * The Adviser may be required to purchase or sell securities of electric companies or securities
	    of non-electric companies In order to meet the noted percentage restrictions at the specified times, and thus the Fund's transaction costs may increase.

   * The portfolio changes as a result of the investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders.

	RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).

        At the time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                      FINANCIAL HIGHLIGHTS
         (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)


     The financial highlights table below is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). The following Financial Highlights of the Fund for the five years ended December 31, 1998, have been audited by Deloitte & Touche LLP, independent auditors, whose report is included in the Fund's Annual Report for the fiscal year ended December 31, 1998. The table should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report which is incorporated by reference into the Statement of Additional Information and which may be obtained without charge by writing or calling the Fund.

                                       YEAR ENDED DECEMBER 31
                                -----------------------------------
                                1998     1997   1996    1995   1994
NET ASSET VALUE, BEGINNING
  OF YEAR....................  $3.69     $3.53  $3.42   $3.21  $3.52
  INCOME FROM INVESTMENT
    OPERATIONS:
  Net investment income......    .32       .30    .30     .30    .30
  Net gains (losses) on
  securities (realized and
  unrealized)................   (.30)      .15    .11     .21   (.31)
     Total from investment
      operations.............    .02       .45    .41     .51   (.01)

  LESS DISTRIBUTIONS:*
  Dividends (from net
     investment income)......   (.32)     (.29)  (.30)   (.30)  (.30)

  NET ASSET VALUE, END
    OF YEAR..................   $3.39     $3.69  $3.53   $3.42   $3.21

  TOTAL RETURN...............    0.47%    13.13% 12.37%  16.16%  (0.17%)

  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
     year (millions).........   $239.4   $254.2  $185.7  $162.1  $140.9
  Ratio of expenses to average
     net assets..............     .48%      .50%   .55%    .58%    .59%
  Ratio of net investment income
     to average net assets...    8.69%     8.29%  8.55%   8.72%   8.75%
  Portfolio turnover rate....   49.3%     32.2%  33.2%   29.2%   29.2%

*    The Fund distributed no capital gains for the time periods listed.

     PLEASE CONSIDER THE PERFORMANCE INFORMATION ABOVE IN LIGHT OF THE FUND'S INVESTMENT OBJECTIVES AND POLICIES, AND MARKET CONDITIONS DURING THE REPORTED TIME PERIODS. AGAIN, YOU MUST REMEMBER THAT HISTORICAL PERFORMANCE DOES NOT NECESSARILY INDICATE WHAT WILL HAPPEN IN THE FUTURE. THE VALUE OF YOUR FUND SHARES MAY GO UP OR DOWN.


                MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

	The primary objective of the Fund is to seek high current income, by investing primarily in high yield corporate bonds. Capital appreciation is a secondary objective that is sought when consistent with the Fund's primary investment objective. Therefore, the Adviser designs the Fund's portfolio for stability, trying to protect against both interest rate risk and credit risk. The Fund's bond portfolio is primarily comprised of domestic issues and the Fund does not invest in any bonds rated below B at the time of purchase.

	The equity and bond market shifts in 1998 were driven in part by international instability in Southeast Asia, Russia and Latin America. During the first half of calendar 1998, the high yield bond market performed well. However, in July and August 1998, in response to international turbulence, there was a "flight to quality" as investors sought higher quality and liquidity in U.S. government securities as well as large capitalization blue chip stocks. As a result, the high yield bond market suffered with lower quality bonds performing worse than higher quality bonds. For the quarter ended September 30, 1998, the Fund's total return was (4.00)%.

	In 1998, the Fund had a total return on 0.47% (distributions reinvested). For the year ended December 31, 1998, the returns of the Fund's benchmarks, the Morningstar High Yield Bond Fund category (distributions reinvested) and the Lehman Brothers Intermediate High Yield Corporate Bond index were (0.72)% and 1.49%, respectively. Therefore, the Fund's performance in 1998 was relatively better than the performance of some of its peer group high yield bond funds. Management attributes the Fund's relative performance to the fact that the Fund had a slightly lower average bond maturity (7.0 years) and higher average credit quality (with 96.56% of total bonds rated a least B) than many high yield bond funds. However, the Fund's performance was negatively impacted by its investments in REITs which comprised 7.91% of the Fund's total assets a December 31, 1998. While management believes that REIT investments have the potential to increase dividends over time and generally provide a generous income stream, the industry performed poorly in 1998 in part due to the "flight to quality" described above.

        At December 31, 1998 and 1997, 86.4% and 80.8% of the
Fund's total net assets were invested in rated and unrated corporate debt securities, respectively. The Fund's investments in equity securities increased to 10.0% of the Fund's total net assets at December 31, 1998 compared to 9.6% at December 31, 1997. Of the Fund's total net assets at December 31, 1998, 2.1% were invested in corporate debt securities rated A by Standard & Poor's (compared to none at December 31, 1997); none were rated BBB (compared to 0.4% at December 31, 1997); 19.0% rated BB (compared to 34.0% at December 31, 1997); 62.0% rated B (compared to 39.4% at December 31, 1997);
and 3.3% unrated but believed to be equivalent to a B rating (compared to 7.0% unrated but believed to be equivalent to a BB or B rating at December 31, 1997).

	During 1998, the Adviser continued to emphasize diversification of investments, with the largest holding accounting for only 4.12% of the Fund's total net assets at December 31, 1998. The Adviser also attempts to reduce the Fund's price per share volatility by holding fixed income securities with intermediate maturities (i.e., 5 to 10 years). At December 31, 1998, the dollar-weighted maturity of the Fund's bond portfolio was 7.0 years. At December 31, 1998, the Fund's 30-day annualized yield was 9.49%.

     Comparison of Change in Value of $10,000 Investment in
Nicholas Income Fund, Inc. vs. Lehman Brothers Intermediate High
              Yield Corporate Bond Index

                         (Plot Points For Graph)
          Date           Nicholas Income    Lehman Brothers
                           Fund, Inc.            Index
     -----------------   ---------------    ---------------
     December 31, 1988       $10,000            $10,000
     December 31, 1989       $10,394            $10,188
     December 31, 1990       $10,287            $ 9,297
     December 31, 1991       $12,658            $13,289
     December 31, 1992       $13,965            $15,457
     December 31, 1993       $15,774            $17,964
     December 31, 1994       $15,748            $17,938
     December 31, 1995       $18,292            $21,045
     December 31, 1996       $20,555            $23,610
     December 31, 1997       $23,254            $26,446
     December 31, 1998       $23,363            $26,840

     The Fund's average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

                     ONE YEAR       FIVE YEARS         TEN YEARS
                      ENDED           ENDED              ENDED
                DECEMBER 31, 1998 DECEMBER 31, 1998 DECEMBER 31, 1998
                ----------------- ----------------- -----------------
Average Annual Total
Return.............   0.47%          8.17%               8.86%

   Past performance is not predicative of future performance.



                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010, Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors.

          The Adviser is the investment adviser to five other mutual funds and to approximately 25 institutions and individuals with substantial investment portfolios. The Adviser acts as investment adviser to the following additional mutual funds:
Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. As of December 31, 1998, the Adviser had approximately $8.5 billion in assets under management.

     The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

	The following table illustrates the calculation of the Adviser's annual fee:

                                            ANNUAL FEE CALCULATION
    NET ASSET                               (BASED ON THE AVERAGE
 VALUE OF THE FUND                        NET ASSET VALUE OF THE FUND)
------------------                        ----------------------------
Up to and including $50,000,000................   0.50 of 1%

Over $50,000,000 and including $100,000,000....   0.40 of 1%

In excess of $100,000,000......................   0.30 of 1%

 	For the fiscal year ended December 31, 1998, the aggregate fee paid to the Adviser was 0.36% of the Fund's average net assets. The Adviser has agreed to reduce the annual fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.50 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund all expenses incurred in excess of this amount.

     The Adviser also pays the Fund's officers' salaries, if any, and directors' fees of directors who are "interested persons" of the Adviser as defined in the Investment Company Act of 1940, as amended. The Adviser provides the Fund with personnel to perform clerical, accounting and other office services. The personnel rendering such services may be employees of the Adviser and also may be officers of the Fund who are not officers of the Adviser. The rates to be paid by the Fund for such personnel for rendering such services must be agreed upon by the Board of Directors of the Fund. It is intended such rates will be the actual costs of the Adviser. All other expenses incurred in the operation of the Fund, including but not limited to taxes, interest, commissions, expense of issue and redemption of shares, registration fees, charges of the custodian and transfer agent, disinterested officers and directors' fees, auditing fees and legal fees, are borne by the Fund.

     Albert O. Nicholas is the Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Nicholas is President and a Director of the Fund. Mr. Nicholas has been a Director of the Adviser since 1967, served as President of the Adviser from 1967 to 1998, and currently serves as Chief Executive Officer of the Adviser. He has been Portfolio Manager (or Co-Portfolio Manager, in the case of Nicholas Fund, Inc. since November 1996) for, and primarily responsible for the day-to-day management of, the portfolios of Nicholas Fund, Inc., Nicholas Equity Income Fund, Inc. and the
Fund since the Adviser has served as investment adviser for such funds. He served as Portfolio Manager of Nicholas Fund, Inc. from 1969 to 1996, and, has served as Co-Portfolio Manager of such fund since 1996. He also was Portfolio Manager for Nicholas II, Inc. and Nicholas Limited Edition, Inc. from the date of each such fund's inception until March 1993. He is a Chartered Financial Analyst. Albert O. Nicholas is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser.

                     PRICING OF FUND SHARES

     When you buy shares of the Fund, the purchase price per share is the NET ASSET VALUE per share of the Fund. The NET ASSET VALUE of a share of the Fund is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The net asset value is determined as of the close of trading on the NYSE on each day the NYSE is open for unrestricted trading.




                     PURCHASE OF FUND SHARES

  MINIMUM           To Open An Account.........   $500
INVESTMENTS         To Add To An Account.......   $100
  [ICON]            Minimum Balance............   $500

                         The Fund's Automatic Investment Plan has
                    a minimum monthly investment of $50. Due to fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum investment required due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

 APPLICATION             You may apply to purchase shares of
 INFORMATION        the Fund by submitting an application to
  [ICON]            Nicholas Income Fund, Inc., c/o
                    Firstar Mutual Funds Services, LLC
                    ("Firstar"), P.0. Box 2944, Milwaukee,
                    Wisconsin 53201-2944. See the back cover page of this Prospectus for information on how to contact the Fund. The Fund also has available an Automatic Investment Plan for shareholders. Anyone interested should contact the Fund for additional information.

                         When you make a purchase, your purchase
                    price per share will be the net asset value
                    ("NAV") per share next determined after the time the Fund receives your application in proper order. The NAV is calculated once a day based on the closing market price for each security held in the Fund's portfolio. The determination of NAV for a particular day is applicable to all purchase applications received by the close of trading on the NYSE on that day (usually 4:00 p.m., New
                    York time).

                         Applications to purchase Fund shares
                         received in proper  order on a day
                         the NYSE is open for trading, prior
                         to the close of trading on that day,
                         will be based on the NAV as of the
                         close of trading on that day.

                         Applications to purchase Fund shares
                         received in proper order AFTER the
                         close of trading on the NYSE will be
                         based on the NAV as   determined as
                         of the close of trading on the NEXT
                         day the NYSE is open.

                         Purchase of shares will be made in full
                    and fractional shares computed to three
                    decimal places.

                         You should be aware that DEPOSIT in the
                    U.S. mail or with other independent delivery services, or receipt at Firstar's Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the post office box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

                         All applications to purchase Fund shares
                    are subject to acceptance or rejection by the Fund and are not binding until accepted.
                    Your application must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S. funds.
                    Payment should be made by check drawn on a U.S. bank, savings and loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.


 WIRE PAYMENTS            You also may purchase Fund shares via the
   [ICON] Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. Firstar will provide you with a confirmation number for the wire purchase which will ensure the prompt and accurate handling of funds. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

                   Wire To:    Firstar Bank Milwaukee, N.A.
                               ABA 075000022

                   Credit:     Firstar Mutual Funds Services, LLC
                               Account 112-952-137

                    Further
                    Credit:    Nicholas Income Fund, Inc.
                               (shareholder account number)
                               (shareholder registration)

                                The Fund and its transfer agent
                    are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.


 CERTIFICATES            Certificates representing Fund shares
   [ICON] purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund. Signature guarantees may be required. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased. Written confirmations are issued for all purchases of Fund shares.

 THIRD PARTY              USE OF A PROCESSING INTERMEDIARY TO PURCHASE
  PURCHASES         FUND SHARES.  Shares of the Fund may be purchased
   [ICON]           through  certain broker-dealers, financial
                    institutions or other service providers
                    ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record.
                    Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly.
                    An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of the Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.

                    REDEMPTION OF FUND SHARES

 REDEMPTION              You may redeem Fund shares in whole or in
   PRICE            part by any of the methods described below.  All
    $               redemptions will be processed immediately upon receipt
  [ICON]            and written confirmations will be issued for
                    redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form as described below, or pursuant to proper telephone instructions as described below.

                         Requests for redemption of Fund shares
                         received in proper form on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

                         Requests for redemption of Fund shares
                         received in proper form AFTER the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the NEXT day the NYSE is open.

                    REDEMPTION REQUESTS THAT CONTAIN
                    RESTRICTIONS AS TO THE TIME OR DATE
                    REDEMPTIONS ARE TO BE EFFECTED WILL BE
                    RETURNED AND WILL NOT BE PROCESSED.

			         If any portion of the shares to be redeemed
                    represents an investment made by personal or certified check, the fund reserves the right to hold a payment up to 15 days or until notified that investments made by check have been collected, at which time the redemption request will be processed and payment made.

 REDEMPTIONS               If you redeem in writing, you must ensure
   BY MAIL          that the redemption request is signed by each
   [ICON]           shareholder in the exact manner as the Fund account is
                    registered and includes the redemption amount and the shareholder account number.

                         WHEN SHARES ARE REPRESENTED BY CERTIFICATES, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O.
                         Box 2944, Milwaukee, Wisconsin
                         53201-2944, the certificate(s) for the
                         full shares to be redeemed.  The
                         certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

                         IF CERTIFICATES HAVE NOT BEEN ISSUED,
                         you may redeem by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform
                         Transfer to Minors Act), or general
                         partners, the written request must be
                         signed exactly as the account is
                         registered.  If the account is owned
                         jointly, all owners must sign.


          FACSIMILE TRANSMISSION OF REDEMPTION REQUESTS IS NOT ACCEPTABLE.

                                The Fund may require additional
                    supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

                                IF THERE IS DOUBT AS TO WHAT
                    DOCUMENTS OR INSTRUCTIONS ARE NECESSARY IN
                    ORDER TO REDEEM SHARES IN WRITING, PLEASE
                    WRITE OR CALL FIRSTAR  (414-276-0535 OR 800-
                    544-6547), PRIOR TO SUBMITTING A WRITTEN
                    REDEMPTION REQUEST.  A WRITTEN REDEMPTION
                    REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL
                    DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM
                    BY FIRSTAR.



                                Shareholders who have an
                    individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

  OVERNIGHT 	       You should be aware that DEPOSIT in the mail or
   DELIVERY         with other independent delivery services or receipt
   [ICON]           at Firstar's Post Office Box of redemption requests
                    DOES NOT constitute receipt by Firstar or the Fund.
                    DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT
                    COURIER DELIVERY SHOULD BE SENT TO
                    FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD
                    FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE,
                    WISCONSIN 53202.

 TELEPHONE                     Telephone redemption is automatically
REDEMPTIONS         extended to all accounts in the Fund unless this
 [ICON]             privilege is declined in writing.This option does not
                    apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A.
                    acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-
                    6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

                                Telephone redemption requests
                    must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

                                The Fund reserves the right to
                    refuse a telephone redemption if it is
                    believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

 TAX EFFECT OF             For federal income tax purposes, a
  REDEMPTIONS       redemption generally is treated as a sale of
    [ICON]          the shares being redeemed, with the shareholder
                    recognizing capital gain or loss
                    equal to the difference between the
                    redemption price and the shareholder's cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further
                    Tax information.

                                The Fund ordinarily will make
                    payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.


                                You may instruct Firstar to mail
                    the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States.
                    Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

  SIGNATURE               A signature guarantee of each owner
 GUARANTEES         is required to redeem shares in the following
  [ICON]            situations, for all size transactions:

                    *     if you change the ownership on your account

                    * upon redemption of shares when certificates have been issued for your account

                    * when you want the redemption proceeds sent to a different address than is registered on the account

                    * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

                    * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

                    * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request

                          In addition, signature guarantees
                    will be required for all redemptions of
                    $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.

THIRD PARTY         USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES.
REDEMPTIONS         As with the purchase of Fund shares, shares of the Fund
 [ICON]             may be sold through certain broker-dealers,
                    financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

                                Processing Intermediaries may
                    charge fees or other charges for the services they provide to their customers. Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

                                Investors who do not wish to use
                    the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

                                The Fund also may enter into an
                    arrangement with some Processing
                    Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

                    EXCHANGE BETWEEN NICHOLAS FAMILY OF FUNDS
                    You may exchange Fund shares for shares of other mutual funds for which Nicholas Company, Inc.
                    serves as the investment adviser.



GENERAL             Nicholas Company, Inc. also is
                    adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Limited       Long-term growth;                    $  367,191,042

Edition, Inc.(1)
Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity                 $  160,187,297
____________

                       (1) Shareholders are reminded, however,
                       that Nicholas Limited Edition, Inc. is
                       restricted    in    size   to   ten
                       million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

                       If you choose to exercise the exchange
                    privilege,   the    shares  will   be
                    exchanged at their next determined NAV
                    When an exchange into the Nicholas
                    Money Market Fund, Inc. would involve
                    investment of the exchanged amount on a day
                    when the NYSE is open for  trading but
                    the Federal Reserve Banks are   closed,
                    shares of the Fund will be redeemed on
                    the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e. reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period.

                        Shareholders interested in exercising
                    the exchange privilege must obtain  the
                    appropriate prospectus from Nicholas
                    Company, Inc.

                        An exchange constitutes a    sale for
                    federal   tax  purposes  and  a  capital
                    gain or loss generally will be recognized upon the exchange, depending upon whether the NAV at the time is more or less than the shareholder's cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further tax information.


EXCHANGE                    The exchange privilege is available
  BY                only in States where shares of the fund being
 MAIL               acquired may legally be sold, and the privilege
[ICON]              may be terminated or modified only upon 60
                    days advance notice to shareholders.  You may
                    exchange    shares   of  the   Fund   for
                    shares of other available Nicholas mutual funds directly through Nicholas Company, Inc.
                    without cost by written  request.

                         If you are interested in exercising the
                    exchange by mail privilege, you may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

 EXCHANGE                You may exchange by telephone among
    BY              all funds for which the Nicholas Company, Inc.
 TELEPHONE          serves as investment adviser. Only exchanges of
  [ICON]            $500 or more may be executed using the telephone
                    exchange privilege. Firstar charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000, with a maximum of $l,000,000 per day for related accounts.
                    Four telephone exchanges per account during any twelve month period will be allowed. Exchanges between the Fund and Nicholas Equity Income Fund,
                    Inc. are limited to $25,000 per day and $100,000 per day for related accounts.

                         Procedures for exchanging  Fund shares by
                    telephone may be modified or terminated at any
                    time   by   the   Fund   or   Firstar.
                    Neither the  Fund  nor  Firstar   will be
                    responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling Firstar at 414-276-0535 or 800-544-6547. You will be required to provide pertinent information regarding your account. Calls will be recorded.


                     TRANSFER OF FUND SHARES

   You may transfer Fund shares in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-
227-5987) prior to submitting any transfer requests.



         DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS

   Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December. In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue Code of 1986 and intends to take all other action required to insure that little or no federal income or excise taxes will be payable by the Fund.

   For federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. The maximum tax rate on long-term capital gains for sales of securities held longer than 12 months is 20%. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income. The Fund will provide information to shareholders concerning the character and federal tax treatment of all dividends and distributions.

   At the time of purchase of shares, the Fund may have undistributed income or capital gains included in the computation of the net asset value per share. Therefore, a dividend or capital gains distribution received shortly after such purchase by a shareholder may be taxable to the shareholder, although it is, in whole or in part, a return of capital and may have the effect of reducing the net asset value per share.

   Under federal law, some shareholders may be subject to a 31% "backup withholding" on reportable dividends, capital gain distributions (if any) and redemption payments. Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number or (ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to backup withholding.

   The foregoing tax discussion relates solely to federal income taxes and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the Fund.


       DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

   Unless you elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in additional shares of the Fund through the Dividend Reinvestment Plan. You may elect to accept cash in an application to purchase shares or by separate written notification. All reinvestments are at the net asset value per share in effect on the dividend or distribution record date and are credited to the shareholder's account. Shareholders will be advised of the number of shares purchased and the price following each reinvestment.

   You may withdraw from or thereafter elect to participate in the Dividend Reinvestment Plan at any time by giving written notice to the Transfer Agent. An election must be received by the Transfer Agent prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on 30 days written notice to participants.

                    SYSTEMATIC WITHDRAWAL PLAN

   Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly or quarterly checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan, at any time. Each withdrawal may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.

                  INDIVIDUAL RETIREMENT ACCOUNTS

   Individuals may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

   Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

   Contributions to a Roth IRA are not currently deductible. However, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

   Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

   As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contributions between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

   Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Consultation with a tax adviser regarding tax consequences is recommended.


                      MASTER RETIREMENT PLAN

   The Fund has available a master retirement plan for self-employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding tax consequences of the plan is recommended.


                         YEAR 2000 ISSUES

   The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

   The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

  The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that such steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems. Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

   In addition, there can be no assurances that the Year 2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets or economies generally.


                            APPENDIX A
                   DESCRIPTION OF BOND RATINGS

                   STANDARD AND POOR'S RATINGS

   AAA rated bonds are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise, they move with interest rates, and hence provide the maximum safety on all counts.

   AA rated bonds also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Marketwise, as with AAA rated bonds, they move with interest rates.

   A rated bonds are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

   BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

   BB - B rated bonds are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   CCC rated bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

   CC-C rated bonds are usually bonds which are subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

   D rated bonds are in payment default. They involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period. A "D" rated bond also may involve the filing of a bankruptcy petition if debt service payments are jeopardized.

                               A-1
                       MOODY'S BOND RATINGS

   Aaa rated bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa rated bonds are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

   A rated bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba rated bonds are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B rated bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa rated bonds are of poor standing. They may be in default or there may be present elements of danger with respect to principal or interest.

   Ca rated bonds represent obligations which are speculative in a high degree. They are often in default or have other marked shortcomings.

   C rated bonds are the lowest rated class of bonds, and bonds so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.







                               A-2

                            PROSPECTUS

                          APRIL 30, 1999


                    NICHOLAS INCOME FUND, INC.


               FOR MORE INFORMATION ABOUT THE FUND:

   The Fund's Statement of Additional Information ("SAI"), dated April 30, 1999, contains more detailed information on all aspects of Nicholas Income Fund, Inc., and is incorporated by reference in this Prospectus. Additional information about the Fund also is available in the Fund's Annual and Semi-Annual Report to Shareholders.

   To request a free copy of the current Annual/Semi-Annual Report or SAI, or to make shareholder inquiries, please write or call: Nicholas Income Fund, Inc., 700 North Water Street, Milwaukee, Wisconsin 53202, 800-227-5987 (toll-free). Additional information about the Fund also can be obtained from the Fund's Internet website at www.nicholasfunds.com.

   In addition, you can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Fund also are available on the Commission's Internet website at www.sec.gov. For a duplicating fee, copies of such information may be obtained by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6000.

   For the most current price and return information for the Fund, you may call the Fund at 800-227-5987 (toll-free) or 414-272-6133 or check the Fund's website at www.nicholasfunds.com.
You also can find the most current price of the Fund's shares in the business section of your newspaper in the mutual fund section under the heading "Nicholas Group" - "NchIn." If you prefer to obtain this information from an on-line computer service, you can do so by using the ticker symbol "NCINX" or cusip number 653741108.


Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
414-272-6133 or 800-227-5987

Custodian
FIRSTAR BANK MILWAUKEE, N.A.
Milwaukee, Wisconsin

Transfer Agent
FIRSTAR MUTUAL FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Independent Public Auditors
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

NICHOLAS II, INC.
700 NORTH WATER STREET  SUITE 1010
MILWAUKEE, WISCONSIN 53202
www.nicholasfunds.com

      NO LOAD FUND - NO SALES CHARGE

           INVESTMENT COMPANY ACT FILE NO. 811-0216



                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A




          PART B:  STATEMENT OF ADDITIONAL INFORMATION







                   NICHOLAS INCOME FUND, INC.






              STATEMENT OF ADDITIONAL INFORMATION



                     700 North Water Street
                  Milwaukee, Wisconsin  53202
                  414-272-6133 or 800-227-5987






     This Statement of Additional Information, is not a prospectus and contains information in addition to and more detailed than that set forth in the current Prospectus of Nicholas Income Fund, Inc. (the "Fund"), dated April 30, 1999.
It is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Fund's current Prospectus and the Fund's Annual Report for the fiscal year ended December 31, 1998, which is incorporated herein by reference, as they may be revised from time to time. The Fund's prospectus provides the basic information you should know before investing in the Fund.

     To obtain free a copy of the Fund's Prospectus and Annual Report, please write or call the Fund at the address or telephone number set forth above.





                 NO LOAD FUND - NO SALES CHARGE








                       Investment Adviser
                     NICHOLAS COMPANY, INC.





                         April 30, 1999

                       TABLE OF CONTENTS

                                                             PAGE

INTRODUCTION............................................      --
INVESTMENT OBJECTIVES AND
  PRINCIPAL INVESTMENT STRATEGIES.......................      --

INVESTMENT RESTRICTIONS.................................      --
INVESTMENT RISKS........................................      --
THE FUND'S INVESTMENT ADVISER...........................      --

MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS AND
   PORTFOLIO MANAGER OF THE FUND........................      --
PRINCIPAL SHAREHOLDERS


PURCHASE OF FUND SHARES.................................      --
REDEMPTION OF FUND SHARES...............................      --
EXCHANGE BETWEEN FUNDS..................................      --
TRANSFER OF FUND SHARES.................................      --


DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAX STATUS.........      --


DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN.............      --
SYSTEMATIC WITHDRAWAL PLAN..............................      --


INDIVIDUAL RETIREMENT ACCOUNTS..........................      --
MASTER RETIREMENT PLAN..................................      --
BROKERAGE...............................................      --
PERFORMANCE DATA........................................      --
CAPITAL STRUCTURE.......................................      --

STOCK CERTIFICATES......................................      --

ANNUAL MEETING..........................................      --
SHAREHOLDER REPORTS.....................................      --

YEAR 2000 ISSUES........................................      --

CUSTODIAN AND TRANSFER AGENT............................      --
INDEPENDENT CCOUNTANTS AND LEGAL COUNSEL................      --
FINANCIAL INFORMATION...................................      --

                       INTRODUCTION

     Nicholas Income Fund, Inc. (the "Fund") was originally organized under Delaware law as a diversified management investment company through the consolidation in 1930 of two investment companies. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The name of the Fund was changed in 1955 from Wisconsin Investment Company to Wisconsin
Fund, Inc., in 1976 to Wisconsin Income Fund, Inc., and in 1983 to Nicholas Income Fund, Inc. In 1986, the Fund changed its state of organization to Maryland. Nicholas Company, Inc. (the "Adviser") became the Adviser to the Fund in November 1977; prior to that time, the Adviser was Wisconsin Investment Management Co., Inc.

     The Fund obtains its assets by continuously selling shares of its Common Stock, par value $0.01 per share, to the public. The Fund may invest up to 50% of its total assets in securities of electric companies and systems. All other assets of the Fund will be diversified as to companies and industries. The resources of many investors are combined and each individual investor has an interest in every one of the securities owned by the Fund. The Fund will redeem any of its outstanding shares on demand of the owner at their net asset value next determined following acceptance of the redemption request.

     The Fund's investments are subject to market fluctuations and risks inherent in all securities, and there can be no assurance the Fund's objectives will be realized. Investment in the Fund is not intended as a complete investment program, and would not be suitable for investors unable to undertake the risks involved.

   INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

GENERAL

     The Fund has adopted primary investment objectives, which are fundamental policies. The Fund also has adopted secondary investment objectives and certain other policies which are not fundamental and may be changed by the Board of Directors without shareholder approval. However, any such change will be made only upon advance notice to shareholders. Such changes may result in the Fund having secondary investment and other policy objectives different from the objectives which a shareholder considered appropriate at the time of investment in the Fund.

The Fund's main investment goal is to obtain high current income, by investing primarily in high yield, bonds (also known as "non-investment grade bonds" or "junk bonds"). Capital appreciation is a secondary goal that is sought only when consistent with the Fund's primary investment goal. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both.

    To pursue the Fund's investment goal, the Fund primarily invests in a diversified portfolio of fixed income securities, including high yield corporate bonds, debentures and preferred stocks, securities convertible into common stocks, and common stocks, including securities of REITs. The Fund does not have a pre-set asset allocation strategy which would require that the Fund maintain a specific percentage of its assets in income-related securities (i.e., bonds) and equity-related securities (i.e., stocks).

     The Fund may invest up to 50% of its total net assets taken at market in securities of electric companies (subject to specific investment limitations, as described below). With the exception of this electric utility concentration policy, the Fund's assets are diversified as to company and industry. The Fund does not invest in unseasoned companies (companies having a record of less than three years' continuous operation). In addition, except for securities issued or guaranteed by the United States, its instrumentalities or agencies, the Fund may not acquire the securities of any one issuer if the market value of the Fund's holdings of such issuer would exceed 5% of the market value of the Fund's total assets or the Fund would own in excess of 10% of the voting securities of such issuer.

     In selecting its investments, the Adviser performs its own in-depth credit analysis on the credit quality of issuers. In this evaluation, the Adviser will consider, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser also evaluates the long-term outlook for interest rate movement. By doing so, the Adviser attempts to mitigate potential interest rate and credit risk volatility by selecting investments which it believes also offer reasonable prospects for preservation of capital values.

     The Fund adheres to applicable investment restrictions and policies, as described below, at the time it makes an investment. However, a later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

     The Fund does not make a practice of short-term trading. The Fund cannot predict its annual portfolio turnover rate; however, since the Fund does not intend to trade in securities for short-term profits it is anticipated that the Fund's rate of portfolio turnover normally will not exceed 50%. For the years ended December 31, 1998, 1997 and 1996, the Fund's rate of portfolio turnover was 49.3%, 32.2%, and 33.2%, respectively.

     As a temporary defensive tactic because of adverse market, economic, political or other conditions, the Fund also may invest in cash, repurchase agreements and investment grade fixed income securities. In the event the Fund employs such a temporary defensive tactic in response to abnormal market or other conditions, the Fund may not achieve its investment objective during the period in which the Fund maintains such defensive position.

CREDIT QUALITY OF FIXED INCOME INVESTMENTS

     To meet its investment objective of providing high current income, the Fund invests primarily in a diversified portfolio of fixed income securities, including high yield corporate bonds. The Fund's investments include rated and unrated securities.
The Fund may only invest in securities rated B or higher at the time of purchase (or unrated securities deemed to be of comparable credit quality by the Adviser at the time of purchase). The Fund is not subject to any limitations as to the percentage of its assets which must be invested in securities within those rating categories specified as B or higher.

UNDERSTANDING CREDIT QUALITY RATINGS     RATED SECURITIES

                                      For rated securities, the
   RATING AGENCIES SUCH AS          Fund only may invest in
STANDARD AND POOR'S                 securities rated B or
CORPORATION ("S&P") AND             higher by S&P or Moody's at
MOODY'S INVESTOR SERVICE, INC.      the time of purchase;
("MOODY'S") EVALUATE                however, subsequent to the
SECURITIES ON THE BASIS OF THE      purchase, the rating of the
ISSUER'S ABILITY TO MEET ALL        securities so purchased may
REQUIRED PRINCIPAL AND              fall below B.  In addition
INTEREST PAYMENTS.  BONDS WITH      to relying, in part, on the
RATINGS ABOVE THE LINE IN THE       ratings assigned to the
CHART BELOW ARE CONSIDERED          debt securities, the Fund
"INVESTMENT GRADE," WHILE           also will rely on the
THOSE WITH RATINGS BELOW THE        Adviser's judgment,
LINE ARE REGARDED  AS "NON-         analysis and experience in
INVESTMENT GRADE" OR "JUNK          evaluating the credit
BONDS."                             worthiness of the issuer.
                                    Accordingly, the
S&P   MOODY'S MEANING               achievement of the Fund's
                                    investment objectives may
AAA   Aaa   Highest Quality         be more dependent on the
AA    Aa    High Quality            Adviser's own credit
A     A     Above-average Quality   analysis than would be the
BBB   Baa   Average Quality         case if the Fund invested
-------------------------------     primarily in higher quality
BB    Ba    Average Qualtiy         debt securities.
B     B     Below average Quality
CCC   Caa   Poor Quality            UNRATED SECURITIES
CC    Ca    Highly Speculative
C     C     Lowest Quality          The Fund will invest in
D     -     In Default              unrated securities only
                                    when the Adviser believes
                                    the financial condition of
                                    the issuers of such
                                    securities and/or
                                    protection afforded by the
                                    terms of the securities
                                    limit the risk to the Fund
                                    to a degree comparable to
                                    that of rated securities in
                                    which the Fund may invest.

    A DETAILED EXPLANATION OF THESE RATINGS CAN BE FOUND IN
              THE APPENDIX TO THIS PROSPECTUS.

     At December 31, 1998, 86.4% of the Fund's total net assets were invested in rated and unrated corporate debt securities. The following table shows the credit quality allocation (including the Adviser's assessment of the credit quality of unrated securities held in the Fund's portfolio) of the portion of the Fund's assets invested in such securities at December 31, 1998.

    CREDIT RATING CATEGORY       PERCENTAGE OF
         S&P/MOODY'S            TOTAL NET ASSETS

           AAA/Aaa                      0%
            AA/Aa                       0%
             A/A                      2.1%
           BBB/Baa                      0%
            BB/Ba                    19.0%
             B/B                     65.3%
           CCC/Caa                      0%
            CC/Ca                       0%
             C/C                        0%
             D/-                        0%

                                        86.4%
                                        =====
Of the Fund's total net assets invested in rated and unrated corporate debt securities, 3.3% were invested in unrated corporate debt securities, all of which were believed by the Adviser to be equivalent to a B rating.

     Since some issuers do not seek ratings for their securities, unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuers of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as broad and thus they may carry greater market risk and higher yield than rated securities. These factors may have the effect of limiting the availability of securities for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or in the financial markets.

MATURITY OF INVESTMENTS

     The Fund invests in both short-term and long-term securities. Debt securities with longer maturities generally tend to produce higher yields but are subject to greater interest rate risk than debt securities with shorter maturities. The Fund is not limited as to the maturities of securities in which it invests. Most preferred stocks have no stated maturity or redemption date. The weighted average maturity, which is likely to vary from time to time, of the corporate bonds owned by the Fund on December 31, 1998 was seven years.

ELECTRIC UTILITY INDUSTRY CONCENTRATION

	The Fund may invest up to 50% of its total net assets in securities of electric companies. The percentage of the Fund's total net assets which must be invested in securities of electric companies must fall within one of the following ranges: (1) 0% to 24.99%; or (2) 25% to 50%. The exact percentage investment within those ranges is up to the discretion of the Adviser. The Adviser is required to determine which percentage range is applicable by comparing the difference in the yield to maturity ("YTM") of two different bond indices. These indices are the Lehman Brothers Intermediate Utility Bond Index ("Lehman Utility Bond Index") and the Lehman Brothers Intermediate Baa Corporate Bond Index ("Lehman Corporate Bond Index"). To determine the applicable percentage range, the Adviser must follow the guidelines set forth below in comparing the bond indices:

  PERCENTAGE OF THE FUND'S TOTAL
     NET ASSETS WHICH MUST                LEHMAN BROTHERS INDICES (1)
  BE INVESTED IN SECURITIES OF           YIELD TO MATURITY ("YTM")
 ELECTRIC COMPANIES AND SYSTEMS                COMPARISON
--------------------------------  ----------------------------------

    At least 25% and up to 50%    If the YTM of the Lehman
                                  Utility Bond Index is at least
                                  five basis points or more over
                                  the YTM of the Lehman
                                  Corporate Bond Index at the end of
                                  each month for three consecutive months.

     Less than 25%                If the YTM of the Lehman Utility Bond
                                  Index is less than five basis
                                  points over the YTM of the
                                  Lehman Corporate Bond Index at the end
                                  of each month for three consecutive months.

     "YIELD TO MATURITY" is the annual return on a bond, assuming the bond is held until its maturity date. The calculation takes into consideration the purchase price, redemption value, time to maturity, coupon yield and time between interest payments.

      A "BASIS POINT" is one-one hundredth of one percentage point, or 0.01%.

(1) Both the Lehman Corporate Bond Index and the Lehman Utility Bond Index consist of debt securities which are non-convertible publicly traded corporate issues with fixed rates and maturities ranging from one up to ten years. Securities in the Lehman Corporate Bond Index must have at least a Baa rating by Moody's (or the equivalent from S&P or Fitch Investors Service, Inc.). The Lehman Utility Bond Index is comprised of investment grade utility securities rated by the aforementioned rating services. The Fund has chosen to use these Lehman Brothers indices as an indication of the general trend of yields for securities of electric companies, and for securities of non-electric companies, even though the Fund may invest in lower grade securities and may invest in short- and long-term securities.

	The Fund must meet the above-noted percentage of asset requirements at specified times. The Fund continually monitors the spreads (differences in the yields to maturity) on the above-noted indices. If the YTM of the Lehman Utility Bond Index is at least five basis points or more over the YTM of the Lehman Corporate Bond
Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-In Period"), the percentage of the Fund's total net assets invested in securities of electric companies is at least 25% and may be up to 50% at the discretion of the Adviser. An example of the three-month YTM comparison which would trigger a Phase-In Period is as follows:

              MONTH-END         MONTH-END            SPREAD
            YTM OF LEHMAN     YTM OF LEHMAN       (DIFFERENCE IN
        UTILITY BOND INDEX  CORPORATE BOND INDEX      YTM)
	-------------------- --------------------  -------------
January         6.58%            6.51%                 .07
February        6.52%            6.39%                 .13
March           7.00%            6.92%                 .08

	If the YTM of the Lehman Utility Bond Index is less than five basis points over the YTM of the Lehman Corporate Bond Index at the end of each month for three consecutive months, the Fund must purchase or sell securities to ensure that by the end of the fourth consecutive month (the "Phase-Out Period"), the percentage of the Fund's total net assets invested in securities of electric companies is less than 25% and may be as low as 0% at the discretion of the Adviser. An example of the three-month
YTM comparison which would trigger a Phase-Out Period is as follows:

              MONTH-END         MONTH-END             SPREAD
            YTM OF LEHMAN     YTM OF LEHMAN       (DIFFERENCE IN
        UTILITY BOND INDEX  CORPORATE BOND INDEX        YTM)
	-------------------- --------------------  -------------
January         6.21%               6.19%               .02
February        6.27%               6.40%              (.13)
March           6.75%               7.10%              (.35)


	Over the past three fiscal years, there has been no Phase-In or Phase-Out period. At December 31, 1998, 1997 and 1996, the Fund had approximately 0%, 0% and 2.1%, respectively, of its total net assets invested in securities of electric companies.


OTHER INVESTMENTS

     The Fund also may invest in the following types of securities, subject to certain limitations as described below:

    *     Common and preferred stocks

    * Convertible securities and warrants (subject to certain limitations under the Fund's operating policy, as described herein)

    * Short-term debt of the U.S. Government or its agencies

    *     Commercial paper (rated A-1 or A-2 by S&P or Prime-
          1 or Prime-2 by Moody's) or unrated money market instruments which are of comparable quality

    *     Bank certificates of deposit

    * Repurchase agreements (only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities, and only in an amount not to exceed 20% of the Fund's total assets, taken at market, at the time of investment)

    *     Securities of real estate investment trusts
          ("REITs") and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (subject to the restriction that at the time of investment the Fund may not invest more than 10% in value of the Fund's total assets in REITS and not more than 25% in value of the Fund's total assets in the real estate industry in the aggregate)

    * Securities of other investment companies (up to 10% of the Fund's total assets at the time of investment, and provided no sales charge or commission is incurred)

The proportions invested in each type of security classification may range from time to time in accordance with the Adviser's interpretation of economic conditions and underlying security values.

     High yielding, high risk fixed income securities frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Fund. If a call were exercised by the issuer during periods of declining interest rates, the Fund would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders. From time to time, proposals have been discussed regarding new legislation designed to limit the use of certain high yielding, high risk securities by issuers in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payouts on such securities. Such proposals, if enacted into law, could negatively affect the financial condition of issuers of high yield, high risk securities by removing or reducing a source of future financing, and could negatively affect the value of specific high yield, high risk issues and the high yield, high risk market in general. However, the likelihood of any such legislation or the effect thereof is uncertain.

     The Fund also may invest in securities which are issued in private placements pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). Such securities are not registered for purchase and sale by the public under the Securities Act. The determination of the liquidity of such securities is a question of fact for the Board of Directors to determine at the time of purchase and periodically thereafter as circumstances warrant, based upon the trading markets for the specific security, the availability of reliable price information and other relevant information. There may be a risk of little or no market for resale associated with such private placement securities if the Fund does not hold them to maturity. In addition, to the extent that qualified institutional buyers do not purchase restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio.


     The investment objectives and policies of the Fund, as stated above, may not be changed without shareholder approval.


                    INVESTMENT RESTRICTIONS

     The Fund observes the following restrictions, which are matters of fundamental policy and cannot be changed without the approval of the holders of a majority of its outstanding shares or, if less, 67% of the shares represented at a meeting of shareholders at which 50% or more of the holders are represented in person or by proxy. The Fund may not:

          1. Purchase the securities of any one issuer, except securities issued or guaranteed by the United States, or its instrumentalities or agencies, if immediately after and as a result of such purchase (a) the market value of the holdings of the Fund in the securities of such issuer exceed 5% of the market value of the Fund's total assets, or (b) the Fund owns more than 10% of the voting securities of such issuer.

          2.   Purchase securities of other registered
          investment companies, except where no sales charge or commission is incurred.

          3. Purchase or sell real estate or interests in real estate, commodities or commodity futures.
          The Fund may invest in the securities of real estate investment trusts and other real estate-based securities (including securities of companies whose assets consist substantially of real property and interests therein) listed on a national securities exchange or authorized for quotation NASDAQ, but not more than 10% in value of the Fund's total assets will be invested in real estate investment trusts nor will more than 25% in value of the Fund's total assets be invested in the real estate industry in the aggregate.

          4. Borrow money, except, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 10% of its total assets taken at cost.

          5. Act as an underwriter of securities of other issuers.

          6. Invest in companies having a record of less than three years' continuous operation.

          7.   Write, purchase or sell puts, calls or
          combinations thereof or buy on margin or sell short.

          8. Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund.

          9.   Lend money, except for:

                    a.   The purchase of a portion of an
               issue of publicly distributed debt
               securities;
                    b.   The purchase of bank certificates
               of deposit or commercial paper;
                    c.   The purchase of debt securities
               issued by the U.S. Treasury or by other
               federal agencies, instrumentalities or
               corporations with a simultaneous resale of such securities to the seller for later delivery (on an agreed upon later date or indefinitely), in an amount not to exceed 20% of the total assets, taken at market, of the Fund. "Repurchase" agreements maturing in more than seven days are considered illiquid assets; or
                    d.   The purchase of a portion of bonds,
               debentures, or other debt securities of types commonly distributed in private placements to financial institutions, the amount of which is subject to the Fund's operating policy regarding illiquid securities.

          10. Purchase or retain the securities of any issuer if an officer or director of the Fund or its Adviser individually owns more than one-half of one percent (1/2 of 1%) of the securities of such issuer and, as a group, such persons own more than 5% of the securities of such issuer.

          11. Participate on a joint or joint and several basis in any securities trading account.

          12.  Invest in a company for the purpose of
          exercising management or control.

          13. Concentrate its investment in particular industries, with the exception of electric companies and systems.

          14. Issue senior securities in violation of the Investment Company Act of 1940, as amended (the
          "1940 Act").

All percentage limitations apply on the date of investment by the Fund. As a result, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets of the Fund will not constitute a violation of that restriction.

ADDITIONAL OPERATING POLICIES AND RESTRICTIONS ADOPTED BY
THE BOARD OF DIRECTORS

     The Fund will not invest more than 15% of its total assets in illiquid securities and will limit investments in warrants to 5% of the value of the Fund's total assets. Warrants not listed on the New York Stock Exchange ("NYSE") or American Stock Exchanges may not exceed 2% of the Fund's total assets. The Fund at present does not own any restricted securities or warrants, nor has it any intention to acquire any. The Fund may not invest in oil, gas or other mineral leases. The above policies are subject to change by the Board of Directors without a shareholder vote. As a matter of practice, however, the Fund will not change any of these policies without prior notice to its shareholders.


			INVESTMENT RISKS

     THIS SECTION CONTAINS A SUMMARY DESCRIPTION OF THE GENERAL RISKS OF INVESTING IN THE FUND. AS WITH ANY MUTUAL FUND, THERE CAN BE NO GUARANTEE THAT THE FUND WILL MEET ITS GOALS OR THAT YOU WON'T LOSE MONEY ON YOUR INVESTMENT. THERE IS NO GUARANTEE THE FUND'S PERFORMANCE WILL BE POSITIVE OVER ANY PERIOD OF TIME.



	Because of the following risks, you could lose money on your Investment in the fund over the short- or long- term.


     CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Recognized rating agencies consider non-investment grade securities (securities with lower credit qualities) to be speculative with respect to the issuer's continuing ability to pay interest or principal. Because the Fund primarily invests in non-investment grade debt securities, the Fund is subject to a higher level of credit risk than a fund that only invests in investment grade securities. Lower grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. Issuers of lower grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than issuers of higher grade securities. In addition, the achievement of the Fund's investment goals may be more dependent on the Adviser's own credit analysis than would be the case if the Fund invested primarily in higher quality debt securities.

     While the risk of investing in lower rated securities with speculative characteristics is greater than the risk of investing in higher rated securities, the Fund attempts to minimize this risk through diversification of its investments and by analysis of each issuer and its ability to make timely payments of interest and principal.

     INTEREST RATE RISK. Interest rate risk refers to the risk that the prices of the Fund's investments, particularly the debt securities in which the Fund primarily invests, are likely to fall if interest rates rise. This is because the prices of debt securities typically move in the opposite direction of interest rates. Debt securities with longer maturities generally are affected by changes in interest rates to a greater degree than debt securities with shorter maturities. Because the Fund does not have a policy limiting the maturity of its investments, and the Fund may invest in debt securities with longer maturities, the Fund may be subject to greater interest rate risk than a fund that primarily invests in short-term debt securities.

     In addition, the income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates decline, your income from the Fund may decline as well.

     INVESTMENTS IN UNRATED DEBT SECURITIES. Unrated securities will be considered for investment by the Fund, but only when the Adviser believes the financial condition of the issuer of such securities and/or protection afforded by the terms of the securities limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. Although unrated securities are not necessarily of lower quality than rated securities, the market for them may not be as liquid and thus they may carry greater market risk and a higher yield than rated securities. These factors have the effect of limiting the availability for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair market value either to meet redemption requests or in response to changes in the economy or the financial markets.

      HIGH YIELD BOND MARKET RISK The entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default or just a change in the market's volatility.

     CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In such event, the proceeds would be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

     SELECTION RISK. The Fund also is subject to selection risk, which is the risk that the investments the Fund's adviser selects will underperform the markets or other mutual funds with similar investment objectives and strategies.

     RISKS RELATED TO PREFERRED STOCK AND CONVERTIBLE INVESTMENTS. Preferred stocks may provide a higher dividend rate than the interest yield on debt securities of the same issuer, but are subject to greater risk of fluctuation in market value and greater risk of non-receipt of income. Unlike interest on debt securities, dividends on preferred stocks must be declared by the issuer's board of directors before becoming payable. Preferred stocks are in many ways like perpetual debt securities, providing a stream of income but without a stated maturity date. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change. Preferred stocks have claims on assets and earnings of the issuer which are subordinate to the claims of all creditors but senior to the claims of common stock holders.

      The value of convertible preferred stock and debt securities convertible into common stock generally will be affected by its stated dividend rate or interest rate, as applicable, and the value of the underlying common stock. As a result of the conversion feature, the dividend rate or interest rate on convertible preferred stock or convertible debt securities generally is less than would be the case if the security were not convertible. Therefore, the value of convertible preferred stock and convertible debt securities will be affected by the factors that affect both equity securities (such as stock market movements) and debt securities (such as interest rates). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

     LIQUIDITY RISK. From time to time, the Fund may purchase a portion of bonds, debentures or other debt securities in private placements. Restricted securities may have a contractual limit on resale or may require registration under federal securities laws before they can be sold publicly. Difficulty in selling these securities may result in a loss to the Fund or additional costs, which could adversely impact the Fund's net asset value.
However, the Fund is subject to an operating policy adopted by the Fund's Board that the Fund will not invest more than 15% of its total assets in illiquid securities. While this policy is subject to change by the Fund's Board without a shareholder vote, as matter of practice, the Fund will not change such policy without prior notice to its shareholders.

     In addition, because the market for lower rated debt securities may be thinner and less active than for higher rated securities, there may be market price volatility for the Fund's lower rated debt securities and limited liquidity in the resale market.

     RISKS RELATED TO INVESTMENTS IN REPURCHASE AGREEMENTS. The Fund may only enter into repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities. Under such agreements, the Fund buys U.S. Government securities from the bank or primary dealer and simultaneously agrees to sell the securities back to the bank or primary dealer at a mutually agreed upon time and price. While the underlying obligation is a U.S. Government security, the obligation of the seller to repurchase the security is not guaranteed by the U.S. Government. Delays or losses could result if the bank or primary dealer defaults on its repurchase obligation or becomes insolvent, which could adversely impact the Fund's net asset value. Not more than 20% of the Fund's total net assets, taken at market, may be invested in repurchase agreements.

	STOCK MARKET RISK. To the extent the Fund's investments include stocks of publicly traded entities, there is a possibility that the value of the Fund's investments will decrease because of general declines in the stock market or due to specific factors which may adversely affect the value of a specific investment.

        INVESTMENT CONCENTRATION IN ELECTRIC UTILITY INDUSTRY. The Fund may invest up to 50% of its total assets in securities of electric companies, subject to certain limitations as previously described. The electric utility industry is an industry characterized by geographic diversification, supervision and regulation by state and federal agencies The industry is subject to the following potential problems: increased cost of fuel supplies, escalating costs in connection with completing nuclear generating facilities due to revised construction plans and delays in obtaining operating licenses, the necessity of installing costly pollution control equipment and having electricity rates controlled by state and federal regulatory agencies. Rate increases often lag behind cost increases to electric utilities.

     As described in detail in the "Fund Investments" section of this Prospectus, the Fund is subject to specific restrictions and procedures it must follow in determining the level of the Fund's concentration of investments in the electric utility industry. These procedures involve a continual assessment of the yield to maturity of the Lehman Utility Bond Index and the Lehman Corporate Bond Index. The risks related to the Fund's adherence to the foregoing restrictions are as follows:

   * No assurance that the changes in the Fund's investment concentration mandated by such restrictions will improve the performance of the Fund, nor can there by any assurances that the Fund's performance will equal or surpass the performance indicated by the indices.

   * The Adviser may be required to purchase or sell securities of electric companies or securities of non-electric companies In order to meet the noted percentage restrictions at the specified times, and thus the Fund's transaction costs may increase.

   * The portfolio changes as a result of the investment policy may generate realized capital gains which would be distributed to the shareholders, and may require capital gain taxes to be paid by the shareholders.

	RISKS RELATED TO INVESTMENTS IN REITS AND OTHER REAL ESTATE-BASED SECURITIES. From time to time, the Fund may invest in REITs and other real estate-based securities listed on a national securities exchange or authorized for quotation on NASDAQ. These securities are subject to risks related to the real estate industry. The performance of these securities are dependent on the types and locations of the properties owned by the entities issuing the securities and how well the properties are managed. For instance, the income of the properties could decline due to vacancies, increased competition or poor management, and the values of the properties could decrease due to a decline in neighborhood condition, overbuilding, uninsured damages caused by natural disasters, property tax increases or other factors. In addition, these securities also are subject to market risk (the risk that stock prices overall will decline over short or even extended periods) and interest rate risk (the risk that the prices of these securities will decrease if interest rates rise).
At time of investment, not more than 10% of the Fund's total assets may be invested in REITs, and in the aggregate, not more than 25% of the Fund's total assets may be invested in the real estate industry.

     In view of the risks inherent in all investments in securities, there is no assurance that the Fund's objectives will be achieved.

                 THE FUND'S INVESTMENT ADVISER

     Nicholas Company, Inc., located at 700 North Water Street, Suite 1010 Milwaukee, Wisconsin 53202, is the Fund's investment adviser. The Adviser furnishes the Fund with continuous investment service and is responsible for overall management of the Fund's business affairs, subject to supervision of the Fund's Board of Directors. The Adviser is the investment adviser to approximately 25 institutions and individuals with substantial investment portfolios and to the following five mutual funds which, like the Fund, are sold without a sales charge:. The other mutual funds for which the Adviser serves as an investment adviser are Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market, Inc. and Nicholas Equity Income Fund, Inc., with primary investment objectives and net assets as set forth below.

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------           --------------
Nicholas Fund, Inc.         Capital appreciation           $5,823,474,514

Nicholas II, Inc.           Long-term growth               $1,109,497,195

Nicholas Limited
Edition, Inc.               Long-term growth               $  367,191,042

Nicholas Equity
Income Fund, Inc.           Reasonable income              $   26,813,593

Nicholas Money
Market Fund, Inc.           Current income                 $  160,187,593

     The annual fee paid to the Adviser is paid monthly and is based on the average net assets of the Fund as determined by the valuations made at the close of each business day of the month.

     The following table illustrates the calculation of the Adviser's annual fee:

                                           ANNUAL FEE CALCULATION
    NET ASSET                              (BASED ON THE AVERAGE
 VALUE OF THE FUND                       NET ASSET VALUE OF THE FUND)
------------------                       ----------------------------
Up to and including $50,000,000................   0.50 of 1%

Over $50,000,000 and including $100,000,000....   0.40 of 1%

In excess of $100,000,000......................   0.30 of 1%



 The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 0.5 of 1% of average daily net assets. The Adviser shall at least annually reimburse the Fund all expenses incurred in excess of this
amount.   The    total    expenses  of    the  Fund  as    a
percentage of net assets for the year ended December 31, 1998 were 0.48%. During the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid the Adviser an aggregate of $926,354, $809,091 and $661,606, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.


     Under an Investment Advisory Agreement with the Fund, the Adviser, at its own expense and without reimbursement from the Fund, furnishes the Fund with office space, office facilities, executive officers and executive expenses (such as health insurance premiums for executive officers). The Adviser also bears all sales and promotional expenses of the Fund other than expenses incurred in complying with laws regulating the issue or sale of securities, The Fund pays all of its operating expenses, including, but not limited to, the costs of preparing and printing post-effective amendments to its registration statements required under the Securities Act and the 1940 Act, and any amendments thereto and of preparing and printing registration statements in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, reports to shareholders, interest charges, taxes and legal expenses. Also included as "operating expenses" which are paid by the Fund are fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing, accounting and tax consulting services, fees and expenses of any custodian or trustees having custody of Fund assets, postage, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto, and certain other costs and costs related to the aforementioned items.

     The Adviser has undertaken to reimburse the Fund to the extent the aggregate annual operating expenses, including the investment advisory fee, but excluding interest, taxes, brokerage commissions, litigation and extraordinary expenses exceed the lowest (i.e., most restrictive) percentage of the Fund's average net assets established by the laws of the states in which the Fund's shares are registered for sale, as determined by valuations made as of the close of each business day of the year. The Adviser also may in its discretion reimburse the Fund for any operating expenses incurred by the Fund in excess of this most restrictive percentage. Such optional reimbursement by the Adviser of operating expenses previously incurred by the Fund will serve to temporarily enhance the Fund's NAV. The Adviser has agreed to reduce the management fee by any operating expenses (other than the management fee) incurred by the Fund in excess of 1/2 of 1% of average daily net assets. The Adviser shall reimburse the Fund by offsetting against its monthly fee all expenses in excess of these amounts prorated on an annual basis.
Any optional reimbursement will be made at a time determined by the Adviser. During the fiscal years ended December 31, 1998, 1997 and 1996, the Fund paid the Adviser an aggregate of $926,354, $809,091 and $661,606, respectively, in fees. During none of the foregoing fiscal years did the expenses borne by the Fund exceed the expense limitation then in effect and the Adviser was not required to reimburse the Fund for any additional expenses.

     The Investment Advisory Agreement with the Adviser is not assignable and may be terminated by either party, without penalty, on 60 days notice. Otherwise, the Investment Advisory Agreement continues in effect so long as it is approved annually by (i) the Board of Directors or by a vote of a majority of the outstanding shares of the Fund and (ii) in either case, by the affirmative vote of a majority of directors who are not parties to the Investment Advisory Agreement or "interested persons" of the Adviser or of the Fund, as defined in the 1940 Act cast in person at a meeting called for the purpose of voting for such approval.

     The Investment Advisory Agreement with the Adviser provides for payment by the Fund of fees for attendance at meetings of the Fund's Board of Directors to directors who are not interested persons of the Fund. The amount of such fees is subject to increase or decrease at any time, but is subject to the overall limitation of the Fund's annual expenses. During the fiscal year ended December 31, 1998, a total of $12,000 was paid in fees to the Fund's non-interested directors.



     Albert O. Nicholas, President, Director and Portfolio Manager of the Fund, is also Chairman, Chief Executive Officer and a Director of the Adviser, and is a controlling person of the Adviser through his ownership of 91% of the outstanding voting securities of the Adviser. Thomas J. Saeger, Executive Vice President and Secretary of the Fund, is Executive Vice President and Assistant Secretary of the Adviser. David L. Johnson, Executive Vice President of the Fund, is Executive Vice President of the Adviser. He is a brother-in-law of Albert O. Nicholas. David O. Nicholas, Senior Vice President of the Fund, is President and Chief Investment Officer and a Director of the Adviser. He is the son of Albert O. Nicholas. Jeffrey T. May, Senior Vice President and Treasurer of the Fund, is Senior Vice President and Treasurer of the Adviser. Candace L. Lesak is Vice President of the Fund and an employee of the Adviser. Kathleen A. Evans is Assistant Vice President of the Fund and Vice President of the Adviser. David E. Leichtfuss is a Director and the Secretary of the Adviser. Mr. Leichtfuss is an Attorney with Michael Best & Friedrich LPP, 100 E. Wisconsin Avenue, Milwaukee, Wisconsin, legal counsel to the Fund and the Adviser. Daniel J. Nicholas, 2618 Harlem Boulevard, Rockford, Illinois, is the only other Director of the Adviser. Mr. Daniel J. Nicholas, a brother of Albert O. Nicholas, is a private investor.

          MANAGEMENT-DIRECTORS, EXECUTIVE OFFICERS AND
                 PORTFOLIO MANAGER OF THE FUND

The overall operations of the Fund are conducted by the officers of the Fund under the control and direction of its Board of Directors.
  The Board of Directors governs the Fund and is responsible for protecting the interests of shareholders. The Board of Directors consists of individuals who meet periodically throughout the year to oversee the Fund's activities and review the Fund's performance. The following table sets forth the pertinent information about the Fund's officers and directors as of December 31, 1998:



  Name, Age and          Positions         Principal Occupations
  Address                Held              During Past
                         with Fund         Five Years
  -------------------    -------------     -------------------------
* Albert O. Nicholas,    President,        Chairman and Chief Executive
  67                     Director and      Officer, Nicholas Company
  700 N. Water Street    Portfolio         Inc since  1998.
  Milwaukee, WI  53202   Manager           Director of Nicholas Company
                                           Inc. since 1967, and President
                                           of Nicholas Company, Inc.
                                           From 1967 to 1998.  He has
                                           been Portfolio Manager (or
                                           Co-Portfolio Manager,  in
                                           the   case   of  Nicholas
                                           Fund,     Inc.,     since
                                           November  1996) for,  and
                                           primarily     responsible
                                           for     the    day-to-day
                                           management    of,     the
                                           portfolios  of   Nicholas
                                           Fund,    Inc.,   Nicholas
                                           Income    Fund,     Inc.,
                                           and              Nicholas
                                           Equity Income Fund,  Inc.
                                           since     the    Nicholas
                                           Company, Inc. has  served
                                           as   investment   adviser
                                           for  such funds. He is a
                                           Chartered Financial Analyst.
  Frederick F. Hansen, 72 Director         President, Hanseatic
  759 N. Milwaukee Street                  Equities Corp., a
  Milwaukee, WI  53202                     private investment firm.
  Melvin L. Schultz, 65  Director          Director  and  Management
  3636 N 124th Street                      Consultant,  Professional
  Wauwatosa, WI  53222                     Management  of Milwaukee,
                                           Inc.       He      offers
                                           financial    advice    to
                                           members  of  the  medical
                                           and   dental  professions
                                           and    is   a   Certified
                                           Professional     Business
                                           Consultant.
  Jay H. Robertson, 47   Director          Chairman of the Board of
  660 E. Mason Street                      Robertson-Ryan and
  Milwaukee, WI  53202                     Associates, Inc., an
                                           insurance brokerage firm.
  David L. Johnson, 57   Executive Vice    Executive            Vice
  700 N. Water Street    President         President,       Nicholas
  Milwaukee, WI  53202                     Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  1980.   He  is   a
                                           Chartered       Financial
                                           Analyst.
  Thomas J. Saeger, 54   Executive Vice    Executive  Vice President
  700 N. Water Street    President and     and  Assistant Secretary,
  Milwaukee, WI  53202   Secretary         Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           and   employed   by   the
                                           Adviser  since 1969.   He
                                           is   a  Certified  Public
                                           Accountant.
  David O. Nicholas, 37  Senior Vice       President   and     Chief
  700 N. Water Street    President         Investment   Officer   of
  Milwaukee, WI  53202                     Nicholas  Company,  Inc.,
                                           the  Adviser to the Fund,
                                           since April 1998. Director
                                           of  the    Advisor  since
                                           December            1997,
                                           and   employed   by   the
                                           Adviser   since  December
                                           1985.    He   has    been
                                           Portfolio  Manager   for,
                                           and             primarily
                                           responsible for the  day-
                                           to-day   management   of,
                                           the     portfolios     of
                                           Nicholas  II,  Inc.   and
                                           Nicholas          Limited
                                           Edition,    Inc.    since
                                           March 1993.  He also  has
                                           been         Co-Portfolio
                                           Manager    of    Nicholas
                                           Fund,      Inc.     since
                                           November 1996.   He  also
                                           is  a Chartered Financial
                                           Analyst.
  Jeffrey T. May, 42     Senior Vice       Senior   Vice   President
  700 N. Water Street    President and     and  Treasurer,  Nicholas
  Milwaukee, WI  53202   Treasurer         Company,    Inc.,     the
                                           Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since  July 1987.  He  is
                                           a     Certified    Public
                                           Accountant.
  Candace L. Lesak, 41   Vice President    Employee,        Nicholas
  700 N. Water Street                      Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser   to  the   Fund,
                                           since    February   1983.
                                           She    is   a   Certified
                                           Financial Planner.
  Kathleen A. Evans, 50  Assistant Vice    Vice  President, Nicholas
  700 N. Water Street    President         Company,    Inc.,     the
  Milwaukee, WI  53202                     Adviser to the Fund,  and
                                           employed  by the  Adviser
                                           since March 1985.

* Mr. Albert O. Nicholas is the only director of the Fund who is an "interested person" in the Adviser, as that term is defined in the 1940 Act, and is the only director who has a direct or indirect interest in the Adviser. Mr. Nicholas is Chief Executive Officer and a director of the Adviser and owns 91% of the outstanding voting securities of the Adviser.


     The aggregate remuneration paid by the Fund during 1998 to all Fund directors as a group amounted to $12,000. No remuneration is paid by the Fund to officers of the Fund or directors of the Fund who are "interested persons" of the Adviser.

     The table below sets forth the aggregate compensation received by all directors of the Fund during the year ended December 31, 19978. No officers of the Fund receive any compensation from the Fund, but rather, are compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

                                   Pension or     Estimated  Total Compensation
                      Aggregate    Retirement      Annual    From Fund and Fund
  Name and          Compensation    Benefits      Benefits     Complex Paid to
  Position            From the     Accrued As       Upon        Directors (1)
                       Fund      Part of Fund   Retirement
                                   Expenses
 ---------        -------------  ------------   ----------  -------------------
Albert O. Nicholas,
   Director (2)        $     0          $ 0           $ 0        $       0
Frederick F Hansen,
   Director (2)        $ 4,000          $ 0           $ 0        $   8,000
Melvin L. Schultz,
   Director (2)        $ 4,000          $ 0           $ 0        $  21,200
Jay H. Robertson
   Director (2)        $ 4,000          $ 0           $ 0        $   8,000

_______________

     (1) During the fiscal year ended December 31, 1998, the Fund and other funds in the Nicholas Fund Complex (i.e., those funds which also have Nicholas Company, Inc. as
     its investment adviser, namely  Nicholas  Fund,   Inc.,
     Nicholas II, Inc., Nicholas Money Market Fund, Inc., Nicholas Limited Edition, Inc. and Nicholas Equity Income Fund, Inc.) compensated those directors who are not "interested persons" of the Adviser in the form of an annual retainer per director per fund and meeting attendance fees. During the year ended December 31, 1998, the Fund compensated the disinterested directors at a rate of $1,000 per director per meeting attended. The disinterested directors did not receive any other form or amount of compensation from the Fund Complex for the fiscal year ended December 31, 1998. All other directors and officers of the Fund were compensated by the Adviser in accordance with its investment advisory agreement with the Fund.

(2) Mr. Nicholas also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc. and Nicholas Money Market Fund, Inc. Mr. Schultz also is a member of the Board of Directors of Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Equity Income Fund, Inc., and Nicholas Money Market Fund, Inc. Messrs. Hansen and Robertson also are directors of Nicholas Money Market Fund, Inc.
                     PRINCIPAL SHAREHOLDERS

     Nicholas Company, Inc., the investment adviser to the Fund, beneficially owned 5,215,781 shares of Common Stock of the Fund, or 7.52%, as of December 31, 1998. Of this amount, 1,978,058 shares were owned of record by Albert O. Nicholas, Chief Executive Officer and a Director of the Fund, President and a Director of the Adviser, and owner of 91% of the outstanding voting securities of the Adviser; Nancy Nicholas, the spouse of Albert O. Nicholas, owned of record 2,377,705 shares; the Nicholas Family Foundation owned of record 592,051 shares; and the Nicholas Company, Inc. Profit-Sharing Trust, of which Mr. Nicholas and David E. Leichtfuss are trustees, owned of record 267,967 shares.

     Charles Schwab & Co., 101 Montgomery Street, San
Francisco, California 94104-4122, owned of record 6,916,777 shares of Common Stock of the Fund, or 9.97% as of December
31, 1998, as nominee for various of its brokerage customers.

     No other persons are known to the Fund to own beneficially or of record 5% or more of the full shares of Common Stock of the Fund as of December 31, 1998. All directors and executive officers of the Fund as a group (ten in number) beneficially owned approximately 8.01% of the full shares of Common Stock of the Fund as of March 31, 1999.

                     PRICING OF FUND SHARES

     When shares of the Fund are purchased, the purchase price per share is the NET ASSET VALUE ("NAV") per share of the Fund. The NET ASSET VALUE of a share is determined by dividing the total value in U.S. dollars of the Fund's total net assets by the total number of shares outstanding at that time. Net assets of the Fund are determined by deducting the liabilities of the Fund from the total assets of the Fund. The NAV is determined as of the close of trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The NYSE is open for trading Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Martin Luther King Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist (such as the ending of a monthly or yearly accounting period).

     Bid prices for debt securities are obtained from the Fund's pricing service which consults one or more market makers of each debt security being priced. Debt securities listed on a national exchange may be priced at the last sale price if the Fund's pricing service believes such price represents market value of the security for institutional trades. The pricing of all debt securities takes into account the fact that the Fund trades in institutional size trading units. Common stocks and other equity-type securities traded on a stock exchange or NASDAQ ordinarily will be valued on the basis of the last sale price on the date of valuation or in the absence of any sale on that day, the closing bid price. Securities for which current quotations are not readily available and other assets and liabilities of the Fund are valued at fair value using methods determined in good faith by the Board of Directors.

                    PURCHASE OF FUND SHARES

     MINIMUM INVESTMENTS. The minimum initial purchase is $500 and the minimum for any subsequent purchase is $100, except in the case of reinvestment of distributions. Management reserves the right to waive the minimums for custodial accounts. The Automatic Investment Plan has a minimum monthly investment of $50. Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts that fall below the $500 minimum required investment due to shareholder redemption (but not solely due to a decrease in net asset value of the Fund). In order to exercise this right, the Fund will give advance written notice of at least 30 days to the accounts below such minimum.

     APPLICATION INFORMATION. Applications for the purchase of shares are made to Nicholas Income Fund, Inc., c/o
Firstar Mutual Funds Services, LLC, P.0. Box 2944,
Milwaukee, Wisconsin 53201-2944. The Fund also has available an Automatic Investment Plan for shareholders.
Anyone interested should contact the Fund for additional information.

     When shares of the Fund are purchased, the purchase price per share will be the NAV per share next determined after the time the Fund receives the application in proper.
The determination of the NAV for a particular day is applicable to all applications for the purchase of shares received by the close of trading on the NYSE on that day
(usually 4:00 p.m., New York time).

               Applications to purchase Fund shares received in proper order on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

               Applications to purchase Fund shares received in proper order AFTER the close of trading on the NYSE will be based on the NAV as determined as of the close of trading on the NEXT day the NYSE is open.

Purchase of shares will be made in full and fractional shares computed to three decimal places.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, DEPOSIT in the mail or with such services, or receipt at Firstar Mutual Funds Services, LLC's ("Firstar") Post Office Box, of purchase applications DOES NOT constitute receipt by Firstar or the Fund. Do not mail letters by overnight courier to the post office box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202-5207.

     All applications to purchase Fund shares are subject to acceptance or rejection by the Fund and are not binding until accepted. Applications must be in proper order to be accepted and may only be accepted by the Fund or an authorized agent of the Fund. Applications will not be accepted unless they are accompanied by payment in U.S.
funds.  Payment should be made by check drawn on a U.S.
bank, savings & loan or credit union. Checks are accepted subject to collection at full face value in U.S. funds. The transfer agent will charge a $20 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds. The Fund will not accept applications under circumstances or in amounts considered disadvantageous for shareholders. Any account (including custodial accounts) opened without a proper social security number or taxpayer identification number may be liquidated and distributed to the owner(s) of record on the first business day following the 60th day of investment, net of the back-up withholding tax amount.





WIRE PAYMENTS. You also may purchase Fund shares via the Federal Reserve wire system. If a wire purchase is to be an initial purchase, please call Firstar (414-276-0535 or 800-544-6547) with the appropriate account information prior to sending the wire. To purchase shares of the Fund by federal wire transfer, instruct your bank to use the following instructions:

     Wire To:        Firstar Bank Milwaukee, N.A.
                     ABA 075000022

     Credit:         Firstar Mutual Funds Services, LLC
                     Account 112-952-137

     Further Credit: Nicholas Income Fund, Inc.
                     (shareholder account number)
                     (shareholder registration)

     Please call Firstar at 414-276-0535 or 800-544-6547
prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds. The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

     CERTIFICATES. Certificates representing Fund shares purchased will not be issued unless the shareholder specifically requests certificates by written notice to the Fund. Certificates are mailed to requesting shareholders approximately two weeks after receipt of the request by the Fund. In no instance will certificates be issued for fractional shares. Where certificates are not requested, the Fund's transfer agent, Firstar, will credit the shareholder's account with the number of shares purchased.
Written confirmations are issued for all purchases of Fund shares.

     THIRD PARTY PURCHASES - USE OF A PROCESSING
INTERMEDIARY TO PURCHASE FUND SHARES. Shares of the Fund may be purchased through certain broker-dealers, financial institutions or other service providers ("Processing Intermediaries"). When shares of the Fund are purchased this way, the Processing Intermediary, rather than its customer, may be the shareholder of record. Certain service providers may receive compensation from the Fund for providing transfer agent-related services relating to the accounts held in street name. Processing Intermediaries may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. An investor intending to invest in the Fund through a Processing Intermediary should read the program materials provided by the Processing Intermediary in conjunction with this Prospectus.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers. Such charges may vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. Direct purchase of shares of the Fund may be made without a sales charge.

     The Fund also may enter into arrangements with some Processing Intermediaries authorizing them to process purchase orders on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a purchase order by an authorized agent will be deemed to be received by the Fund for purposes of determining the NAV of Fund shares to be purchased. For purchase orders placed through an authorized agent, a shareholder will pay the Fund's NAV per share next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent.


                  REDEMPTION OF CAPITAL STOCK

REDEMPTION PRICE. A shareholder may redeem Fund shares in whole or in part by any of the methods described below. All redemptions will be processed immediately upon receipt and written confirmations will be issued for all redemptions of Fund shares. The redemption price will be the Fund's NAV next computed after the time of receipt by Firstar (or by an authorized agent of the Fund) of the certificate(s), or written request in the proper form and described below, or pursuant to proper telephone instructions as described below.

               Requests for redemption of Fund shares
          received in proper form on a day the NYSE is open for trading, prior to the close of trading on that day, will be based on the NAV as of the close of trading on that day.

               Requests for redemption of Fund shares
          received in proper form AFTER the close of trading on the NYSE will be based on the NAV as determined as of the closing of trading on the NEXT day the NYSE is open.

      REDEMPTION REQUESTS THAT CONTAIN RESTRICTIONS AS TO
THE TIME OR DATE REDEMPTIONS ARE TO BE EFFECTED WILL BE
RETURNED AND WILL NOT BE PROCESSED.

 		If any portion of the shares to be redeemed represents an investment made by personal or certified check, the fund reserves the right to hold a payment up to 15 days or until notified that investments made by check have been collected, at which time the redemption request will be processed and payment made.


     WRITTEN REDEMPTIONS. If you redeem in writing, you must sure that the redemption request is signed by each shareholder in the exact manner as the Fund account is registered and includes the redemption amount and the shareholder account number.

               WHEN SHARES ARE REPRESENTED BY CERTIFICATES, you may redeem by delivering to the Fund, c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944, the certificate(s) for the full shares to be redeemed. The certificate(s) must be properly endorsed or accompanied by instrument of transfer, in either case with signatures guaranteed by an "eligible guarantor institution," which is a bank, a savings and loan association, a credit union, or a member firm of a national securities exchange. A notary public is not an acceptable guarantor.

               IF CERTIFICATES HAVE NOT BEEN ISSUED, you may redeem by delivering an original signed written request for redemption addressed to Nicholas Income Fund, Inc., c/o Firstar Mutual Funds Services, LLC, P.O. Box 2944, Milwaukee, Wisconsin 53201-2944. If the account registration is individual, joint tenants, sole proprietorship, custodial (Uniform Transfer to Minors Act), or general partners, the written request must be signed exactly as the account is registered. If the account is owned jointly, all owners must sign.

     FACSIMILE TRANSMISSION OF REDEMPTION REQUESTS IS NOT
     ACCEPTABLE.

     The Fund may require additional supporting documents for written redemptions made by corporations, executors, administrators, trustees and guardians. Specifically, if the account is registered in the name of a corporation or association, the written request must be accompanied by a corporate resolution signed by the authorized person(s). A redemption request for accounts registered in the name of a legal trust must have a copy of the title and signature page of the trust agreement on file or must be accompanied by the trust agreement and signed by the trustee(s).

     IF THERE IS DOUBT AS TO WHAT DOCUMENTS OR INSTRUCTIONS
ARE NECESSARY IN ORDER TO REDEEM SHARES IN WRITING, PLEASE
WRITE OR CALL FIRSTAR (414-276-0535 OR 800-544-6547), PRIOR
TO SUBMITTING A WRITTEN REDEMPTION REQUEST.  A WRITTEN
REDEMPTION REQUEST WILL NOT BECOME EFFECTIVE UNTIL ALL
DOCUMENTS HAVE BEEN RECEIVED IN PROPER FORM BY FIRSTAR .


     Shareholders who have an individual retirement account ("IRA"), a master retirement plan or other retirement plan must indicate on their written redemption requests whether or not to withhold federal income tax. Redemption requests lacking an election not to have federal income tax withheld will be subject to withholding. Please consult your current Disclosure Statement for any applicable fees.

     A shareholder should be aware that DEPOSIT in the mail or with other independent delivery services or receipt at Firstar Post Office Box of redemption requests DOES NOT constitute receipt by Firstar or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. OVERNIGHT COURIER DELIVERY SHOULD BE SENT TO THE FIRSTAR MUTUAL FUNDS SERVICES, LLC, THIRD FLOOR, 615 EAST MICHIGAN STREET, MILWAUKEE, WISCONSIN 53202.

     TELEPHONE REDEMPTIONS. Telephone redemption is automatically extended to all accounts in the Fund unless this privilege is declined in writing. This option does not apply to IRA accounts and master retirement plans for which Firstar Bank Milwaukee, N.A. ("Firstar Bank") acts as custodian. Telephone redemptions can only be made by calling Firstar at 800-544-6547 or 414-276-0535. In addition to the account registration, you will be required to provide the account number and social security number. Telephone calls will be recorded.

     Telephone redemption requests must be received prior to the closing of the NYSE (usually 4:00 p.m., New York time) to receive that day's NAV. There will be no exceptions due to market activity. During periods of substantial economic or market changes, telephone transactions may be difficult to implement. If a shareholder is unable to contact Firstar by telephone, shares also may be redeemed by delivering the redemption request in person or by mail. The maximum telephone redemption is $50,000 per account/per business day. The maximum telephone redemption for related accounts is $100,000 per business day. The minimum telephone redemption is $500 except when redeeming an account in full.

     The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of redemption instructions received by telephone which they reasonably believe to be genuine, even if such instructions prove to be unauthorized or fraudulent. The Fund and Firstar will employ reasonable procedures to confirm that instructions received by telephone are genuine, and if they do not, they may be liable for losses due to unauthorized or fraudulent instructions.

     EFFECT OF REDEMPTION. For federal income tax purposes, a redemption generally is treated as a sale of the shares being redeemed, with the shareholder recognizing capital gain or loss equal to the difference between the redemption price and the shareholder's cost basis for the shares being redeemed. See "Dividends, Distributions and Federal Tax Status" for further tax information.

      The Fund ordinarily will make payment for redeemed shares within seven days after receipt of a request in proper form, except as provided by the rules of the Securities and Exchange Commission. Redemption proceeds to be wired also ordinarily will be wired within seven days after receipt of the request, and normally will be wired on the next business day after a NAV is determined. The Fund reserves the right to hold payment up to 15 days or until satisfied that investments made by check have been collected.


     The shareholder may instruct Firstar to mail the proceeds to the address of record or to directly mail the proceeds to a pre-authorized bank account. The proceeds also may be wired to a pre-authorized account at a commercial bank in the United States. Firstar charges a wire redemption fee of $12.00. Please contact the Fund for the appropriate form if you are interested in setting your account up with wiring instructions.

     Although not anticipated, it is possible that conditions may arise in the future which would, in the opinion of the Fund's Adviser or Board of Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of the Fund.
However, the Fund has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

     SIGNATURE GUARANTEES. A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

        *     if you change the ownership on your account

        * upon redemption of shares when certificates have been issued for your account

        * when you want the redemption proceeds sent to a different address than is registered on the account

        * for both certificated and uncertificated shares, if the proceeds are to be made payable to someone other than the account owner(s)

        * any redemption transmitted by federal wire transfer to your bank not previously set up with the Fund

        * if a change of address request has been received by the Fund or Firstar within 15 days of a redemption request


     In addition, signature guarantees will be required for all redemptions of $100,000 or more from any shareholder account in the Nicholas Family of Funds. A redemption will not be processed until the signature guarantee, if required, is received in proper form. A notary public is not an acceptable guarantor.


     THIRD PARTY REDEMPTIONS - USE OF A PROCESSING INTERMEDIARY TO REDEEM FUND SHARES. As with the purchase of Fund shares, shares of the Fund may be sold through certain broker-dealers, financial institutions and other service providers ("Processing Intermediaries"). An investor intending to redeem Fund shares through his or her Processing Intermediary should read the program materials provided by the Processing Intermediary and follow the instructions and procedures outlined therein.

     Processing Intermediaries may charge fees or other charges for the services they provide to their customers.
Such charges vary among Processing Intermediaries, but in all cases will be retained by the Processing Intermediary and not remitted to the Fund or the Adviser.

     Investors who do not wish to use the services of a Processing Intermediary, or pay the fees that may be charged for such services, may want to consider investing directly with the Fund. IF YOU HOLD FUND SHARES THROUGH A PROCESSING INTERMEDIARY, YOU MUST REDEEM YOUR SHARES THROUGH SUCH PROCESSING INTERMEDIARY. IN SUCH EVENT, YOU SHOULD CONTACT THE PROCESSING INTERMEDIARY FOR INSTRUCTIONS ON HOW TO REDEEM. If an investor has originally invested directly with the Fund, direct sale of Fund shares through the Fund (and not the Processing Intermediary) may be made without a redemption charge.

     The Fund also may enter into an arrangement with some Processing Intermediaries authorizing them to process redemption requests on behalf of the Fund on an expedited basis (an "authorized agent"). Receipt of a redemption request by an authorized agent will be deemed to be received by the Fund for purposes of determining the net asset value of Fund shares to be redeemed. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect net asset value per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.


           EXCHANGE BETWEEN FUNDS NICHOLAS FAMILY OF FUNDS

     Shares of the Fund may be exchanged for shares of other mutual funds for which Nicholas Company, Inc. serves as the investment adviser. Nicholas Company, Inc. is also the investment adviser to the following funds which have investment objectives and net assets as noted below:

                                                            NET ASSETS AT
         FUND                INVESTMENT OBJECTIVE         DECEMBER 31, 1998
         ----                --------------------         ------------------
Nicholas Fund, Inc.    Capital appreciation; Income as
                       a secondary consideration            $5,823,474,514

Nicholas II, Inc.      Long-term growth; Income as a
                       secondary consideration              $1,109,497,195

Nicholas Limited       Long-term growth                     $  367,191,042
Edition, Inc.(1)

Nicholas Equity        Reasonable income; Moderate
Income Fund, Inc.      long-term growth as a secondary
                       Consideration                        $   26,813,593

Nicholas Money         High level of current income as
Market Fund, Inc.      as is consistent with preserving
                       capital and liquidity                 $  160,187,297

____________


(1) Shareholders are reminded, however, that Nicholas
    Limited Edition, Inc. is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions), and that the exchange privilege into that mutual fund may be terminated or modified at any time or times when that maximum is reached.

     If a shareholder chooses to exercise the exchange privilege, the shares will be exchanged at their next determined NAV. When an exchange into the Nicholas Money Market Fund, Inc. would involve investment of the exchanged amount on a day when the NYSE is open for trading but the Federal Reserve Banks are closed, shares of the Fund will be redeemed on the day upon which the exchange request is received; however, issuance of Nicholas Money Market Fund, Inc. shares may be delayed an additional business day in order to avoid the dilutive effect on return (i.e., reduction in net investment income per share) which would result from issuance of such shares on a day when the exchanged amount cannot be invested. In such a case, the exchanged amount would be uninvested for this one day period. Shareholders interested in exercising the exchange privilege must obtain the appropriate prospectus from Nicholas Company, Inc.

An exchange constitutes a sale for federal tax purposes and a capital gain or loss generally will be recognized upon the exchange, depending upon whether the NAV at the time is more or less than the shareholder's cost basis. An exchange between the funds involving master retirement plans and IRA accounts generally will not constitute a taxable transaction for federal tax purposes. See "Dividends, Distributions and Federal Tax Status" for further information.

        The exchange privilege is available only in States where shares of the fund being acquired may legally be sold, and the privilege may be terminated or modified only upon 60 days advance notice to shareholders.



     Exchange of shares can be accomplished in the following ways:

     Exchange by Mail. An exchange of shares of the Fund for shares of other available Nicholas mutual funds directly through Nicholas Company, Inc. will be made without cost to the investor through written request.
     Shareholders interested in exercising the exchange by mail privilege may obtain the appropriate prospectus from Nicholas Company, Inc. Signatures required are the same as previously explained under "Redemption of Fund Shares."

     Exchange by Telephone. Shareholders may exchange by telephone among all funds for which the Nicholas Company, Inc. serves as investment adviser. Only exchanges of $500 or more may be executed using the telephone exchange privilege. Firstar Trust Company charges a $5.00 fee for each telephone exchange. In an effort to avoid the risks often associated with large market timers, the maximum telephone exchange per account per day is set at $100,000 with a maximum of $l,000,000 per day for related accounts. Four telephone exchanges per account during any twelve month period will be allowed.

     Procedures for exchanging Fund shares by telephone may be modified or terminated at any time by the Fund or Firstar. Neither the Fund nor Firstar will be responsible for the authenticity of exchange instructions received by telephone. Telephone exchanges can only be made by calling
Firstar at 4l4-276-0535 or 800-544-6547.  You will be
required to provide pertinent information regarding your account. Calls will be recorded.


                    TRANSFER OF FUND SHARES

     Shares of the Fund may be transferred in instances such as the death of a shareholder, change of account registration, change of account ownership and in cases where shares of the Fund are transferred as a gift. Documents and instructions necessary to transfer capital stock can be obtained by writing or calling Firstar (414-276-0535 or 800-544-6547) or Nicholas Company, Inc. (414-272-6133 or 800-227-
5987) prior to submitting any transfer requests.



        DIVIDENDS,  DISTRIBUTIONS AND FEDERAL TAX STATUS

     The Fund intends to continue to qualify annually as a "regulated investment company" under the Internal Revenue
Code of 1986 and intends to take all other action required to insure that little or no Federal income taxes will be payable by the Fund. The Fund qualified as a "regulated investment company" for the year ended December 31, 19978.
The Fund also must distribute to its shareholders not less than 90% of its investment company taxable income for the taxable year. As a regulated investment company, the Fund will be relieved from substantially all Federal income taxes, if, as intended, it distributes substantially all of its net investment income and net realized capital gains
(after utilization of any available capital loss carryovers).

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's investment company ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income (if any) for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the Fund does not meet the foregoing distribution requirements. The Fund intends to make distributions necessary to avoid imposition of the excise tax.

     Dividends of the Fund, if any, are paid to shareholders on or about the end of April, July, October and December.
In those years in which sales of portfolio securities result in net realized capital gains (after utilization of any available capital loss carryforwards), such gains are distributed to shareholders in December or January. It is the practice of the Fund to distribute capital gains in shares of the Fund at NAV or, at each shareholder's election, in cash. An election must be received by Firstar prior to the record date of any particular distribution for the election to be effective for that distribution.

     For Federal income tax purposes, distributions by the Fund, whether received in cash or invested in additional shares of the Fund, will be taxable to the Fund's shareholders, except those shareholders that are not subject to tax on their income. Long-term capital gains distributed by the Fund will retain the character that it had at the Fund level. Income distributed from the Fund's net investment income and net realized short-term capital gains are taxable to shareholders as ordinary income.

     Dividends paid by the Fund to individual shareholders will not qualify for any dividends received exclusion;
however, corporate shareholders will be eligible for a dividends received deduction, subject to a reduction for various reasons, including the fact that the total of dividends received from domestic corporations in any year are less than 100% of the Fund's gross income.

     If at the time of a purchase of the Fund's shares the Fund has undistributed income or capital gains included in the computation of NAV per share, a dividend or capital gain distribution shortly after such purchase may be taxable to the shareholder although it is in whole or part a return of capital and will have the effect of reducing the NAV per share. As of December 31, 19978, the Fund had a capital loss carryforward and will make no capital gains distribution as long as such conditions exist. The Fund has approximately $4,068,000 of net capital losses which may be used to offset capital gains in future years. Capital loss carryovers of approximately $482,000 expire in 1999, $2,081,000 in the year 2000 and $1,505,000 in the year 2003.

     Net realized losses on investments are not available as income tax deductions to Fund shareholders but give rise to capital loss carryforwards of the Fund which may be used to offset future realized capital gains (if any) otherwise distributable to shareholders. The Fund will send to all shareholders annually a statement showing the Federal tax status of each year's dividends. Dividends and any capital gains distributions may be subject to state and local taxes.

     Under Federal law, some shareholders may be subject to a 31% withholding on reportable dividends, capital gain distributions (if any) and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those (i) for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number;
(ii) who have failed to declare or underreported certain income on their federal returns. When establishing an account, an investor must certify under penalties of perjury that the taxpayer identification number supplied to the Fund is correct and that he or she is not subject to backup withholding.

     The foregoing tax discussion relates solely to U.S.
Federal income taxes and is not intended to be a complete discussion of all federal tax consequences. Shareholders should consult with a tax adviser concerning the federal, state and local tax aspects of an investment in the fund.

          DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

     Unless a shareholder elects to accept cash in lieu of shares, all dividend and capital gain distributions are automatically reinvested in shares of the capital stock of the Fund through the Dividend Reinvestment Plan. A shareholder may elect to accept cash on an application to purchase capital stock of the Fund or by separate written notification. Under the Dividend Reinvestment Plan, all distributions, whether from income or capital gains, will be reinvested in additional shares of the Fund at the NAV in effect at the close of the dividend or distribution date and are credited to the shareholder's account. If the application of such distributions to the purchase of additional shares of the Fund would result in the issuance of fractional shares, the Fund may, at its option, either issue fractional shares (computed to three decimal places) or pay to the shareholder cash equal to the value of the fractional share on the dividend or distribution payment date. Shareholders will be advised of the number of shares purchased and the price following each reinvestment. As in the case of normal purchases, stock certificates are not issued unless requested. In no instance will a certificate be issued for a fraction of a share.

     Shareholders may withdraw from the Dividend
Reinvestment Plan and elect to receive dividends and distribution in cash at any time by giving written notice or telephonic notice to the Fund. Any shareholder who is not participating in the Dividend Reinvestment Plan may elect to do so by giving written notice to the Fund. An election must be received by Firstar prior to the dividend record date of any particular distribution for the election to be effective for that distribution. If an election to withdraw from or participate in the Dividend Reinvestment Plan is received between a dividend record date and payment date, it shall become effective on the day following the payment date. The Fund may modify or terminate the Dividend Reinvestment Plan at any time on thirty days written notice mailed to participants.

                  SYSTEMATIC WITHDRAWAL PLAN

     Shareholders who have purchased or currently own $10,000 or more of Fund shares at the current market value may open a Systematic Withdrawal Plan ("Plan") and receive monthly or quarterly checks for any designated amount. Firstar reinvests all income and capital gain dividends in shares of the Fund. Shareholders may add shares to, withdraw shares from, or terminate the Plan at any time. Each withdrawal payment may be a taxable event to the shareholder. Liquidation of the shares in excess of distributions may deplete or possibly use up the initial investment, particularly in the event of a market decline, and withdrawals cannot be considered a yield or income on the investment. This Plan is available in those states where securities regulations permit. The additional costs involved in making systematic withdrawal payments will be borne by the Adviser. In addition to termination of the Plan by the Fund or shareholders, the Plan may be terminated by Firstar upon written notice mailed to the shareholders. Please contact Nicholas Company, Inc. for copies of the Plan documents.


                 INDIVIDUAL RETIREMENT ACCOUNTS

     Individuals may be able to establish a traditional IRA, a Roth IRA and/or an Education IRA. The Fund offers prototype IRA plans for adoption by individuals who qualify. A description of applicable service fees and application forms are available upon request from the Fund. The IRA documents also contain a Disclosure Statement which the IRS requires to be furnished to individuals who are considering adopting an IRA. It is important you obtain up-to-date information from the Fund before opening an IRA.

     Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributors to a traditional IRA. Taxation of the income and gains paid to a traditional IRA by the Fund is deferred until distribution from the IRA.

     Contributions to a Roth IRA are not currently deductible, the amounts within the accounts accumulate tax-free and qualified distributions will not be included in a shareholder's taxable income. The contribution limit is $2,000 annually ($4,000 for joint returns) in aggregate with contributions to traditional IRAs. Certain income phaseouts apply.

     Like the Roth IRA, contributions to an Education IRA are non-deductible, but the investment earnings accumulate tax-free, and distributions used for higher education expenses are not taxable. Contribution limits are $500 per account and certain income phaseouts apply.

     As long as the aggregate IRA contributions meet the Fund's minimum investment requirement of $500, the Fund will accept any allocation of such contribution between spousal, deductible and non-deductible accounts. The acceptability of this calculation is the sole responsibility of the shareholder. For this reason, it is advisable for taxpayers to consult with their personal tax adviser to determine the deductibility of their IRA contributions.

     Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. See
"Purchase and Redemption of Capital Stock." Consultation with a tax adviser regarding tax consequences is recommended.

                    MASTER  RETIREMENT PLAN

     The Fund has available a master retirement plan for self employed individuals. Any person seeking additional information or wishing to participate in the plan may contact the Fund. Consultation with a tax adviser regarding tax consequences is recommended.

                           BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiations of the commissions to be paid on such transactions. The Adviser selects a broker or dealer for the execution of a portfolio transaction on the basis that such broker or dealer will execute the order as promptly and efficiently as possible, subject to the overriding policy of the Fund which is to obtain the best market price and reasonable execution for all its transactions, giving due consideration to such factors as reliability of execution and the value of research, statistical and price quotation services provided by such broker or dealer. The research services provided by brokers consist of recommendations to purchase or sell specific securities, the rendering of advice regarding events involving specific issuers of securities and events and current conditions in specific industries, and the rendering of advice regarding general economic conditions affecting the stock market and the U.S. economy. The fund and the adviser are not affiliated with any broker.

     Section 28(e) of the Securities Exchange Act of 1934
("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in recognition of the value of the brokerage and research service provided by the broker or dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and
(iii) effecting securities transactions and performing functions incidental thereto.

     Purchases and sales of portfolio securities are frequently placed, without any agreement or undertaking to do so, with brokers and dealers who provide the Adviser with such brokerage and research services. The Adviser may cause the Fund to pay a broker, which provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction.
The Adviser believes it is important to its investment decision-making process to have access to independent research. The Adviser understands that since the brokers and dealers rendering such services are compensated through commissions, such services would be unilaterally reduced or eliminated by the brokers and dealers if none of the Fund's transactions were placed through them. While these services have value which cannot be measured in dollars, the Adviser believes such services do not reduce the Fund's or the Adviser's expenses. Higher commissions may be paid by the Fund, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion;
(ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal law; and (iii) in the Adviser's opinion, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.


     The Fund does not make a practice of short-term trading. The Fund cannot predict its annual portfolio turnover rate; however, since the Fund does not intend to trade in securities for short-term profits, it is anticipated that the Fund's rate of portfolio turnover normally will not exceed 50%. For the years ended December 31, 1998, 1997 and 1996, the Fund's rate of portfolio turnover was 49.3%, 32.2% and 33.2%, respectively.

     In instances where it is determined by the Adviser that the supplemental research and statistical services are of significant value, it is the practice of the Adviser to place the Fund's transactions with brokers or dealers who are paid a higher commission than other brokers or dealers. However, commissions paid are generally lower than those paid prior to the elimination of fixed minimum rates in 1975 and are no higher than rates which could be obtained from other brokers or dealers who would also furnish comparable supplemental research and statistical services. The Adviser utilizes research and other information obtained from brokers and dealers in managing its other client accounts.
On the other hand, the Adviser obtains research and information from brokers and dealers who transact trades for the Advisor's other client accounts, which are also utilized by the Adviser in managing the Fund's portfolio. The aggregate amount of brokerage commissions paid by the Fund for its fiscal year ended December 31, 1998 was $39,798. Brokerage commissions paid by the Fund during the fiscal years ended December 31, 1997 and 1996 totalled $5,519 and $7,142, respectively. The increase in the amount of brokerage commissions paid by the Fund in fiscal 1998 relative to fiscal 1997 and 1996 is attributable to the increased purchase and sale of the Fund's equity investments in fiscal 1998.


     The Adviser does not specifically negotiate commissions and charges with a broker or dealer in advance of each transaction. The approximate brokerage discount and charges are, however, generally known to the Adviser prior to effecting the transaction. In determining the overall reasonableness of the commissions paid, the Adviser compares the commission rates to those it pays on transactions for its other client accounts and to the rates generally charged in the industry to institutional investors such as the Fund. The commissions are also considered in view of the value of the research, statistical and price quotation services, if any, rendered by the broker or dealer through whom a transaction is placed.

     The Adviser may effect portfolio transactions with brokers or dealers who recommend the purchase of the Fund's shares. The Adviser may not allocate brokerage on the basis of recommendations to purchase shares of the Fund.

     Over-the-counter market purchases and sales of stocks and most bonds are generally transacted directly with principal market makers, who retain the difference between their cost in a security and its selling price. In some circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere, the transactions are placed through brokers who are paid commissions directly.

                        PERFORMANCE DATA

     The Fund may from time to time include its "total return," "average annual total return," "yield" and "distribution rate" in advertisements or in information furnished to present and prospective shareholders. All performance figures are based on historical earnings and are not intended to indicate future results. The "total return" of the Fund is expressed as a ratio of the increase (or decrease) in value of a hypothetical investment in the Fund at the end of a measuring period to the amount initially invested. The "average annual total return" is the total return discounted for the number of represented time periods and is expressed as a percentage. The rate represents the annual rate achieved on the initial investment to arrive at the ending redeemable value. The ending value assumes reinvestment of dividends and capital gains and the reduction of account charges, if any. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

                                n
                         P(1+T)  = ERV
                              or
                     Total Return = ERV - 1
                                    ---
                                    P
                                        n
              Average Annual Total Return = the nth root of  ERV  - 1
                                                            -----
                                                             P

    where:
    P = a hypothetical initial payment of $1,000.
    T = average annual total return.
n = number of years from initial investment to the end of the period.
  ERV = ending redeemable value of a hypothetical
        $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

                              FOR THE ONE, FIVE AND TEN YEAR
                              PERIODS ENDED DECEMBER 31, 1998
                              --------------------------------
                              ONE YEAR FIVE YEARS TEN YEARS
                              -------- ---------- ---------
Total Return                  0.47%     48.10%    133.62%

Average Annual Total Return   0.47%      8.17%      8.86%

    For purposes of the above calculations, the following assumptions are made: (1) all dividends and distributions by the Fund are reinvested at the NAV calculated on the reinvestment dates during the period; (2) a complete redemption at the end of the periods is made; and (3) all recurring fees that are charged to all shareholder accounts are included.

    These figures are computed by adding the total number of shares purchased by a hypothetical $1,000 investment in the Fund to all additional shares purchased within a one year period with reinvested dividends and distributions, reducing the number of shares by those redeemed to pay account charges, taking the value of those shares owned at the end of the year and reducing it by any deferred charges, and then dividing that amount by the initial $1,000 investment. This computation does not reflect any sales load or other nonrecurring charges, since the Fund is not subject to such charges.

    The "30-day yield" of the Fund is calculated by dividing the Fund's net investment income per share, as defined by the Securities and Exchange Commission, for the 30-day period by the net asset value per share on the last day of the stated period. Net investment income represents dividends and interest generated by the Fund's portfolio securities reduced by all expenses and any other charges that have been applied to all shareholder accounts. The calculation assumes the thirty day net investment income is compounded monthly for six months and then annualized. The Fund's distribution rate is calculated by using annualized distributions and dividing by the net asset value per share on the last day of the period. Generally, the distribution rate reflects the amounts actually paid to shareholders at a point in time and is based on book income, whereas the yield reflects the earning power, net of expenses, of the Fund's portfolio securities at a point in time. The Fund's yield may be more or less than the amount actually distributed to shareholders. Methods used to calculate advertised yields and total returns are standardized for all bond and stock mutual funds by the Securities and Exchange Commission.

The yield is computed as follows:
    Yield     =  2[((A-B/CD)+1)6-1]
    where:
    A  = Dividend and interest income
    B  = Expenses accrued for the period (net of
         expense reimbursement)
    C = Average daily number of shares outstanding during the period that were entitled to receive dividends
    D = Maximum offering price per share on the last day of the period

    The Fund's 30-day yield was 9.49%, and the Fund's distribution rate was 9.31% at December 31, 1998.

    In sales materials, reports and other communications to shareholders, the Fund may compare its performance to certain indices, including the Dow Jones Industrial Average, the Standard & Poor'sr Index Composite Stock Price, the National Association of Securities Dealers Automated Quotation System, the Russell 2000 Index and the United States Department of Labor Consumer Price Index. The Fund also may include evaluations of the Fund published by nationally recognized financial publications and ranking services, such as Forbes, Money, Financial World, Barron's, Lipper Analytical Services Mutual Fund Performance Analysis, Morningstar, Inc., CDA Investment Technologies Inc. and Value Line, Inc.

                       CAPITAL STRUCTURE

    Nicholas Income Fund, Inc. is authorized to issue (100,000,000) shares of Common Stock, par value $0.01 per share. All shares are of one class, have equal voting power and participate equally in dividends and distributions from capital gains, when and as declared by the Board of Directors, and net assets on liquidation. The shares, when issued, will be fully paid and non-assessable; they will not have any preemptive, preference, sinking fund or conversion rights and the Fund may not call outstanding shares.

                       STOCK CERTIFICATES

    The Fund will not issue certificates evidencing shares purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption.
Written confirmations are issued for all purchases of shares. Any shareholder may deliver certificates to the Fund's transfer agent, Firstar, and direct that his account be credited with the shares. A shareholder may in writing direct Firstar at any time to issue a certificate for his shares without charge.


                         ANNUAL MEETING

    Under the laws of the State of Maryland, registered investment companies, such as the Fund, may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its By-Laws and will not hold annual meetings of shareholders unless otherwise required to do so.

    In the event the Fund is not required to hold annual meetings of shareholders to elect directors, the Board of Directors of the Fund will promptly call a meeting of the shareholders of the Fund for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of Common Stock of the Fund. The affirmative vote of two-thirds of the outstanding shares, cast in person or by proxy at a meeting called for such purpose, is required to remove a director of the Fund. The
Fund will assist shareholders in communicating with each other for this purpose pursuant to the requirements of
Section 16(c) of the 1940 Act.

                      SHAREHOLDER REPORTS

    Shareholders will be provided at least semiannually with a report or a current prospectus showing the Fund's portfolio and other information. After the close of the Fund's fiscal year, which ends December 31, an annual report or current prospectus containing financial statements audited by the Fund's independent public accountants, Deloitte & Touche LLP, will be sent to shareholders.


                        YEAR 2000 ISSUES

    The "Year 2000" issue presents a significant technological challenge for the securities industry. Due to the limited memory and the high cost of storage space associated with early computer equipment, the century was implied rather than actually stored. As a result, many computer systems are unable to interpret dates beyond 1999. Software and hardware which is not designed to work across centuries may potentially malfunction on January 1, 2000. Because dates are part of every securities transaction, accurate date calculations are critical.

    The Fund has focused on the Year 2000 computer conversion issue and management believes that there should be a smooth transition on the part of suppliers of services to the Fund. The Fund's custodian bank and transfer agent has reported that the necessary conversion process is in progress, and it appears to have dedicated the appropriate level of resources to solve the problem.

    The Adviser has identified and is taking steps it believes are reasonably designed to resolve potential problems and address the Year 2000 issue, although there can be no assurances that such steps will be sufficient. The Adviser, which performs the Fund's internal accounting and pricing functions, is in the process of re-engineering its hardware to handle the century date, and has identified and is taking steps to resolve potential software problems.
Some systems are currently compliant. Internal testing is ongoing, and the Fund expects that all systems will have been converted by mid-1999.

    In addition, there can be no assurances that the Year
2000 issue will not have an adverse effect on issuers whose securities are held by the Fund or on global markets or economies generally.

                  CUSTODIAN AND TRANSFER AGENT

    Firstar Bank acts as Custodian of the Fund. Firstar, 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207, acts as Transfer Agent and Dividend Disbursing Agent of the Fund. As cCustodian, Firstar Bank holds all securities and cash for the Fund (except for cash maintained in an expense account with Bank One Milwaukee N.A., Milwaukee, Wisconsin), delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Fund. Firstar Bank and Firstar do not exercise any supervisory function over the management of the Fund, the purchase or sale of securities or the payment or distribution to shareholders

           INDEPENDENT AUDITING AND LEGAL COUNSEL

    Deloitte & Touche LLP, 411 East Wisconsin Avenue,
Milwaukee, Wisconsin 53202, are the independent auditors for the Fund. Michael Best & Friedrich LLP, 100 East Wisconsin
Avenue, Milwaukee, Wisconsin 53202, has passed on the legality of the shares of Common Stock of the Fund being offered.

                     FINANCIAL INFORMATION

    The schedule of investments, the financial statements and notes thereto and the Report of Independent Public Accountants contained in the Annual Report of the Fund for the fiscal year ended December 31, 1998, which have been filed with the SEC pursuant to Rule 30d-1 of the 1940 Act, are incorporated herein by reference. You may obtain a free copy of the Annual Report by writing or calling the Fund.




                   NICHOLAS INCOME FUND, INC.




                           FORM N-1A




                   PART C:  OTHER INFORMATION



                   PART C.  OTHER INFORMATION

ITEM 23.  FINANCIAL STATEMENTS AND EXHIBITS



     All exhibits required to be filed with this Form N-1A pursuant to Item 23 thereof are listed in the Exhibit Index appearing elsewhere in this Registration Statement, and (i) appear in their entirety herein, or (ii) are incorporated by reference to previous filings with the Securities and Exchange Commission, as indicated in such Exhibit Index.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
           WITH THE FUND

     The Registrant is not under common control with any other person. The Registrant, Nicholas Fund, Inc., Nicholas II, Inc., Nicholas Limited Edition, Inc., Nicholas Money Market Fund, Inc. and Nicholas Equity Income Fund, Inc. share a common investment adviser, Nicholas Company, Inc.; however, each such fund has an independent Board of Directors responsible for supervising the investment and business management services provided by the adviser. The Registrant does not control any other person.




ITEM 25.  INDEMNIFICATION

     Article VII, Section 7 of the By-Laws of the Registrant provides for the indemnification of its officers and directors against liabilities incurred in such capacities to the extent described therein, subject to the provisions of the Maryland General Business Corporation Law; such Section 7 is incorporated herein by reference to the By-Laws of the Registrant previously filed with the Securities and Exchange Commission. In addition, Registrant maintains a joint errors and omissions insurance policy with a $2.0 million limit of liability under which the Registrant, the Adviser and the other funds advised by the Adviser, and each of their respective directors and officers, are named insureds.

     The investment advisor to the Registrant, Nicholas Company, Inc., has, by resolution of its Board of Directors, agreed to indemnify the Registrant's officers, directors and employees to the extent of any deductible or retention amount required under insurance policies providing coverage to such persons in connection with liabilities incurred by them in such capacities.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT
          ADVISER

     Incorporated by reference to pages __-__ of the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

ITEM 27.  PRINCIPAL UNDERWRITERS

           None.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment
Company Act of 1940, and the Rules of the Securities and Exchange Commission promulgated thereunder, are located at the offices of the Registrant, 700 North Water Street,
Milwaukee, Wisconsin 53202 or Firstar Trust Company, 615
East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.  MANAGEMENT SERVICES

           None.


ITEM 30.  UNDERTAKINGS

     The Registrant's By-Laws provide that it will indemnify its officers and directors for liabilities incurred by them in any proceeding arising by reason of the fact that any such person was or is a director or officer of the Registrant. Insofar as indemnification for liability arising under the Act may be permitted to directors, officers and controlling persons of the Registrant under the Securities Act of 1933 ("Act"), or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and may, therefore, be unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, the latest Annual Report to Shareholders which is incorporated by reference in the Prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934, as amended; and, where interim financial information required to be presented by
Article 3 of Regulation S-X is not set forth in the Prospectus, to deliver, or cause to be delivered to each person to whom the Prospectus is sent or given, the latest Quarterly Report which is incorporated by reference in the Prospectus to provide such interim financial information.


                           SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Nicholas Income Fund, Inc., a corporation organized and existing under the laws of the State of Maryland, hereby certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the ___ day of February, 1999.

                                  NICHOLAS  INCOME  FUND, INC.



                                      By:    /s/ Thomas J. Saeger
                                             --------------------
                                                 Thomas J. Saeger,
                                                 Executive Vice
                                             President, Secretary and
                                           Principal Financial and Accounting
                                                     Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on February , 1999.



/s/Albert  O. Nicholas                                  President
----------------------                          (Principal Executive
    Albert O. Nicholas                               Officer) and
                                                        Director



/s/Frederick F. Hansen                                 Director
----------------------
   Frederick F. Hansen






/s/Jay H. Robertson                                    Director
-------------------
   Jay H. Robertson



/s/Melvin L. Schultz                                   Director
   Melvin L. Schultz



              By: /s/ Thomas J. Saeger
                  --------------------
                      Thomas J. Saeger, as
            Attorney-in-Fact for the above officers
               and directors, under authority of
    Powers of Attorney previously filed and filed herewith.

                         EXHIBIT INDEX
                                                                Sequential
  Exhibit No.             Description                            Page No.

  (a)    Articles of Incorporation of the Registrant                 *

  (b)    By-Laws of the Registrant.

  (c)    Specimen certificate evidencing common stock, par value     *
         $0.01 per share, of the Registrant.

  (d)    Investment Advisory Agreement, dated  January 15, 1986,     *
         between the Registrant and Nicholas Company, Inc.

  (e)    Custodian   Agreement, dated January 15, 1986, between      *
         the Registrant and Firstar Trust Company.

  (f)    Opinion of Michael Best & Friedrich LLP, counsel to         **
         the Registrant, concerning the legality of the Registrant's common stock, including consent to the use thereof.

  (g)    Consent of Deloitte & Touche LLP, independent auditors.     **

  (h)    Financial Data Schedule                                     ____

  (*)    Powers of Attorney                                          *

--------
   * Incorporated by reference to previous filings with the Securities and Exchange Commission.

   **    To be filed herewith

                        LIST OF CONSENTS

1.        Consent of Michael Best & Friedrich LLP
          (included in Exhibit)


2.        Consent of Deloitte & Touche LLP
          (to be filed herewith and included as Exhibit)